ANNUAL REPORT
NOVEMBER 30 1998


STATE FARM
GROWTH FUND, INC.

STATE FARM
BALANCED FUND, INC.

STATE FARM
INTERIM FUND, INC.

STATE FARM
MUNICIPAL BOND FUND, INC.


[LOGO]

The State Farm Mutual Funds are offered to the agents and employees of the State Farm Insurance Companies and their families. As a result of our new computer system which can reflect multiple Fund positions on a single statement, we have taken this opportunity to combine the annual reports for each fund into a single book. This book contains the November 30, 1998 portfolio and financial statements for the following funds:

                      State Farm Growth Fund, Inc.
                      State Farm Balanced Fund, Inc.
                      State Farm Interim Fund, Inc.
                      State Farm Municipal Bond Fund, Inc.

For customer service, please call 1-800-447-0740 or 309-766-2029. Our telephone recording system will allow you to choose from the following options:

                  LISTEN TO CLOSING PRICES FROM THE PRIOR DAY
                  REQUEST A PROSPECTUS
                  CHANGE PAYROLL / COMPENSATION DEDUCTIONS
                  REQUEST A TELEPHONE REDEMPTION
                  SPEAK TO A CUSTOMER SERVICE REPRESENTATIVE

                               TABLE OF CONTENTS

Report of Independent Auditors                                                          2

State Farm Growth Fund, Inc.

  Message from the portfolio managers                                                   3

  Portfolio of investments                                                              5

  Financial statements                                                                  9

  Financial highlights                                                                 12

State Farm Balanced Fund, Inc.

  Message from the portfolio managers                                                  13

  Portfolio of investments                                                             15

  Financial statements                                                                 20

  Financial highlights                                                                 23

State Farm Interim Fund, Inc.

  Message from the portfolio managers                                                  24

  Portfolio of investments                                                             26

  Financial statements                                                                 27

  Financial highlights                                                                 30

State Farm Municipal Bond Fund, Inc.

  Message from the portfolio managers                                                  31

  Portfolio of investments                                                             33

  Financial statements                                                                 41

  Financial highlights                                                                 44

Notes to Financial Statements                                                          45

Tax Information                                                                        48

                                                                       1 -------

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREOWNERS
STATE FARM GROWTH FUND, INC.
STATE FARM BALANCED FUND, INC.
STATE FARM INTERIM FUND, INC.
STATE FARM MUNICIPAL BOND FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. as of November 30, 1998, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1989. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc., State Farm Balanced Fund Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. at November 30, 1998, the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1989, in conformity with generally accepted accounting principles.

                                                                 [SIG]

Chicago, Illinois
December 18, 1998

---------
       2

                          STATE FARM GROWTH FUND, INC.

Dear Shareowner:

The U.S. stock market has generated strong results over your Fund's 1998 fiscal year. The S&P 500 Index produced a total return of 23.7% for the twelve months ended November 30, 1998. The Growth Fund achieved a total return of 18.2% for the same period. Returns earned by U.S. common stocks have been extraordinary over the past four years. In our opinion, returns of this magnitude are not sustainable over long periods of time.

During 1998 and over the four year period from 1995-98, the return of the S&P 500 has been generated by an increasingly narrow group of stocks. Over the four year period from 1995-98, over 50% of the total return of the S&P 500 Index was generated by only 20 stocks. In 1998, over 50% of the total return of the S&P 500 Index was generated by only ten stocks.

The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500
Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                       GROWTH FUND     S&P 500*
1988                                                                         $10,000     $10,000
1989                                                                         $13,051     $13,078
1990                                                                         $13,609     $12,617
1991                                                                         $17,663     $15,186
1992                                                                         $20,398     $17,985
1993                                                                         $20,265     $19,797
1994                                                                         $21,079     $20,010
1995                                                                         $28,176     $27,395
1996                                                                         $33,837     $35,026
1997                                                                         $42,230     $45,023
1998                                                                         $49,902     $55,679
Fund's Average Annual Total Return
1 YEAR                                                                        5 YEAR     10 YEAR
18.17%                                                                        19.75%      17.44%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses.

The Growth Fund's common stock holdings of drug and medical device firms and telecommunications companies performed quite well over the past year. Results produced by the Fund's investments in firms which produce commodities were below those of the overall market.

The general composition of your Fund's portfolio has changed some over the last twelve months. Cash balances have been reduced. Most transactions during the year were oriented towards either further diversifying the portfolio or adding investments in certain areas. Positions were initiated or increased in consumer product firms, banks, oil and gas companies, telecommunications and telecommunications equipment companies, chemical firms, electronic manufacturing firms, and computer and software companies.

Common stock prices declined approximately 20% in the late summer and fall as a result of widespread turmoil in the capital markets of the developing world. Increasingly, the global linkage of financial markets causes regional turmoil to be reflected worldwide. The U.S. stock market has recovered fully in recent months.

While uncertainty always prevails in financial markets, this is a particularly uncertain time. It is apparent that approximately 40% of the world economy is either stagnant or in recession, concentrated primarily in Japan and the emerging countries. Disinflationary forces have caused widespread commodity price weakness and have limited significantly the capability of firms to increase prices. Several well

                                                                       3 -------

                          STATE FARM GROWTH FUND, INC.
managed firms with strong global positions in their businesses are reporting weaker than expected results. Even though near term uncertainty exists, in our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Growth Fund. Such an investment program should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. We strive to invest the Fund's assets in growing companies with fine managements and are confident that these investments will produce satisfactory long-term results. Risk is managed, but not eliminated, through broad diversification in globally competitive firms in essential businesses.

The directors have declared a capital gains distribution of $.045 per Growth Fund share which was paid on December 21, 1998. A semi-annual income dividend of $.28 per share was also paid on December 21, 1998. Both were used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,

               [SIG]                           [SIG]                             [SIG]
         Paul N. Eckley                   John S. Concklin                  James E. Freytag
         Vice President                    Vice President                    Vice President

---------
       4

                          STATE FARM GROWTH FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS (98.2%)
AGRICULTURE, FOODS, & BEVERAGE (7.1%)
  3,003,997  Archer-Daniels-Midland Company            $   55,198,445
     92,000  Campbell Soup Company                          5,255,500
    930,000  Kellogg Company                               34,061,250
    291,000  Pioneer Hi-Bred International                  8,711,812
    104,000  Sara Lee Corp.                                 6,071,000
     81,600  Sysco Corp.                                    2,198,100
    573,800  The Coca-Cola Company                         40,201,862
    140,500  Unilever NV                                   10,862,406
      9,200  Vlasic Foods International Inc. (a)              198,950
                                                       --------------
                                                          162,759,325
                                                       --------------

BANKS (10.0%)
    172,361  ABN Amro Holding NV                            3,558,491
    120,825  AmSouth Bancorporation                         5,104,856
    715,322  Bank One Corporation                          36,704,960
    168,268  BankAmerica Corp.                             10,968,970
     90,000  First Security Corporation                     1,811,250
     43,500  First Virginia Banks Inc.                      1,952,062
     61,300  Golden West Financial                          5,804,344
    135,000  J P Morgan & Co. Inc.                         14,428,125
      6,200  M&T Bank Corp.                                 3,090,700
    809,800  National Commerce Bancorporation              14,677,625
     72,000  Northern Trust Co.                             5,814,000
    640,074  Pacific Century Financial Corp.               13,681,582
    830,316  Popular Inc.                                  24,701,901
    345,000  Southtrust Corp.                              12,678,750
     74,900  Suntrust Banks Inc.                            5,228,956
     62,000  TCF Financial                                  1,499,625
    238,900  Wachovia Corporation                          20,858,956
  1,220,000  Wells Fargo                                   43,920,000
     67,950  U.S. Bancorp                                   2,501,409
                                                       --------------
                                                          228,986,562
                                                       --------------

BUILDING MATERIALS & CONSTRUCTION (1.9%)
    346,400  Vulcan Materials Company                      43,429,900
                                                       --------------

CHEMICALS (7.0%)
    830,000  Air Products & Chemicals Inc.                 31,643,750
     81,000  Dow Chemical                                   7,887,375
    331,900  E.I. du Pont de Nemours & Co.                 19,499,125
    588,300  Great Lakes Chemical Corp.                    23,495,231
    561,000  International Flavors & Fragrances            23,491,875
     45,200  Praxair Inc.                                   1,726,075
    203,600  Raychem Corporation                            6,935,125
  1,410,300  Sigma-Aldrich Corporation                     45,305,887
                                                       --------------
                                                          159,984,443
                                                       --------------

COMMERCIAL SERVICE/SUPPLY (.1%)
     38,500  FDX Corp. (a)                                  2,497,687
                                                       --------------

                                                                       5 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
COMPUTER SOFTWARE AND SERVICES (3.6%)
     62,000  Automatic Data Processing Inc.            $    4,774,000
     30,800  Electronic Data Systems Corp.                  1,201,200
    567,800  Microsoft Corporation (a)                     69,271,600
    229,800  Oracle Corp. (a)                               7,870,650
                                                       --------------
                                                           83,117,450
                                                       --------------

COMPUTERS (6.2%)
    322,200  Compaq Computer Corp.                         10,471,500
  1,437,000  Hewlett-Packard Company                       90,171,750
    248,200  International Business Machines Corp.         40,953,000
                                                       --------------
                                                          141,596,250
                                                       --------------

CONSUMER & MARKETING (5.5%)
     91,900  Colgate Palmolive Co.                          7,868,937
  1,439,200  Hon Industries Inc.                           34,181,000
     43,728  Jostens Inc.                                   1,024,875
    142,200  McDonald's Corporation                         9,962,887
    339,400  Procter & Gamble Co.                          29,739,925
    589,000  Rubbermaid Incorporated                       19,473,812
     62,600  Steelcase Inc.                                 1,115,063
    500,000  The Gillette Company                          22,968,750
                                                       --------------
                                                          126,335,249
                                                       --------------

ELECTRONIC/ELECTRICAL MFG. (6.4%)
     91,900  Diebold Inc.                                   3,159,063
    109,400  Emerson Electric Co.                           7,111,000
    771,200  General Electric Company                      69,793,600
    483,600  Intel Corporation                             52,047,450
     52,700  KLA-Tencor Corp. (a)                           1,795,094
    175,800  Linear Technology Corp.                       12,316,988
                                                       --------------
                                                          146,223,195
                                                       --------------

ENGINEERING & CONSTRUCTION (.1%)
     14,600  ABB AB Sponsored ADR                           1,547,600
     14,000  ABB AG Sponsored ADR                           1,743,476
                                                       --------------
                                                            3,291,076
                                                       --------------

FINANCIAL SERVICES (.6%)
     36,400  Finova Group Inc.                              1,922,375
    558,450  MBNA Corporation                              12,669,834
                                                       --------------
                                                           14,592,209
                                                       --------------

HEALTH CARE (17.9%)
    105,600  Abbott Laboratories                            5,068,800
    716,100  Ballard Medical Products                      15,575,175
  1,550,000  Biomet Inc.                                   59,287,500
     29,800  Boston Scientific Corp. (a)                    1,475,100
    107,050  Covance Inc. (a)                               2,676,250
    947,200  Eli Lilly & Co.                               84,952,000
  1,240,800  Johnson & Johnson                            100,815,000
     40,000  Medtronic Inc.                                 2,707,500
    182,000  Merck & Co. Inc.                              28,187,250

---------
       6

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
    960,000  Pfizer Inc.                               $  107,160,000
     53,525  Quest Diagnostics Inc. (a)                       956,759
                                                       --------------
                                                          408,861,334
                                                       --------------

MACHINERY & MANUFACTURING (3.3%)
    133,800  Allied Signal Inc.                             5,887,200
    370,000  Caterpillar Inc.                              18,291,875
    428,200  Corning Incorporated                          17,181,525
     57,800  Deere & Company                                2,019,388
     70,000  Illinois Tool Works                            4,449,375
    173,200  Minnesota Mining & Manufacturing              13,910,125
    337,500  Osmonics Inc. (a)                              3,543,750
    425,000  Pall Corporation                               9,881,250
                                                       --------------
                                                           75,164,488
                                                       --------------

MEDIA & BROADCASTING (4.5%)
    155,433  Reuters Group PLC ADR                          8,937,398
    360,181  Scandinavian Broadcasting System SA (a)        9,454,751
  2,619,540  The Walt Disney Company                       84,316,444
                                                       --------------
                                                          102,708,593
                                                       --------------

MINING & METALS (.8%)
     36,700  Newmont Mining Corp.                             729,413
    195,000  Nucor Corporation                              8,190,000
    185,000  Rio Tinto PLC ADR                              8,880,000
     81,250  Steel Dynamics Inc. (a)                        1,107,031
                                                       --------------
                                                           18,906,444
                                                       --------------

OIL, GAS, & OTHER ENERGY (6.7%)
    244,000  Amoco Corp.                                   14,380,750
    440,400  Barrett Resources Corp. (a)                   10,762,275
    530,000  Chevron Corporation                           44,321,250
    612,200  Exxon Corporation                             45,953,263
     77,800  KN Energy Inc.                                 3,403,750
    237,100  Pennzoil Company                               8,802,338
    516,300  Royal Dutch Petroleum Company                 24,266,100
                                                       --------------
                                                          151,889,726
                                                       --------------

RETAILERS (1.8%)
    531,600  Wal-Mart Stores Inc.                          40,036,125
                                                       --------------

TELECOM & TELECOM EQUIPMENT (12.6%)
    450,000  ADC Telecommunications Inc. (a)               13,443,750
     86,000  Airtouch Communications Inc. (a)               4,918,125
    232,000  Ameritech Corp.                               12,557,000
    400,000  AT&T Corp.                                    24,925,000
    338,100  Cisco Systems Inc. (a)                        25,484,288
    290,200  Deutsche Telekom ADR                           8,216,288
    575,000  LM Ericsson Telephone Co. ADR                 15,884,375
    259,266  Lucent Technologies Inc.                      22,313,080
  1,023,729  MCI Worldcom Inc. (a)                         60,400,011
    264,000  Motorola Inc.                                 16,368,000
     57,700  Nextlink Communication (Class A) (a)           1,745,425

                                                                       7 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                   VALUE
-----------                                            --------------
     64,900  Nokia Corporation ADR                     $    6,360,200
    173,300  Northern Telecom Ltd.                          8,090,944
  1,192,200  SBC Communications                            57,151,088
    173,700  Tele Danmark AS ADR                            9,629,494
                                                       --------------
                                                          287,487,068
                                                       --------------

UTILITIES & ENERGY (2.1%)
     74,900  CMS Energy Corporation                         3,651,375
    132,000  Duke Energy Corp.                              8,258,250
     88,500  FPL Group Inc.                                 5,420,625
    390,900  Pacificorp                                     7,329,375
    288,000  Southern Co.                                   8,496,000
    166,000  Teco Energy Inc.                               4,461,250
     98,500  Texas Utilities Co. Holding Co.                4,389,406
    112,400  The AES Corp. (a)                              5,142,300
                                                       --------------
                                                           47,148,581
                                                       --------------
TOTAL COMMON STOCKS
  (cost $974,503,078)                                   2,245,015,705
                                                       --------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS (1.8%)
$13,215,000  General Motors Acceptance Corp., 4.860%,
               December, 1998                              13,227,500
  1,350,000  General Electric Capital Corp., 5.350%,
               December, 1998                               1,350,201
 27,000,000  U.S. Treasury Bills, 3.600%, January,
               1999                                        26,883,630
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $41,477,259)                                       41,461,331
                                                       --------------

TOTAL INVESTMENTS (100.0%)
  (cost $1,015,980,337)                                 2,286,477,036

LIABILITIES, LESS CASH AND OTHER ASSETS (0.0%)               (988,284)
                                                       --------------
NET ASSETS (100.0%)                                    $2,285,488,752
                                                       --------------
                                                       --------------

Notes:

(a)  Non-income producing security.
(b) At November 30, 1998, net unrealized appreciation of $1,270,496,699 consisted of gross unrealized appreciation of $1,285,409,124 and gross unrealized depreciation of $14,912,425 based on cost of $1,015,980,337 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
       8

                          STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $1,015,980,337)                                   $2,286,477,036
  Cash                                                       900,142
  Receivable for:
    Dividends and interest                $3,510,228
    Shares of the Fund sold                  832,238
    Sundry                                     8,859       4,351,325
                                          ----------
  Prepaid expenses                                            51,953
                                                      --------------
  Total assets                                         2,291,780,456
                                                      --------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed            4,287,916
    Securities purchased                   1,350,000
    Other (including $576,147 to
     Manager)                                653,788
                                          ----------
                                                           6,291,704
                                                      --------------
    Total liabilities                                      6,291,704
                                                      --------------
Net assets applicable to 51,183,621
  shares outstanding of
  $0.50 par value common stock
  (100,000,000 shares authorized)                     $2,285,488,752
                                                      --------------
                                                      --------------
Net asset value, offering price and
  redemption price per share                          $        44.65
                                                      --------------
                                                      --------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $  993,097,815
  Accumulated net realized gain on sales
    of investments                                         2,197,936
  Net unrealized appreciation of
    investments                                        1,270,496,699
  Undistributed net investment income                     19,696,302
                                                      --------------
  Net assets applicable to shares
    outstanding                                       $2,285,488,752
                                                      --------------
                                                      --------------

                See accompanying notes to financial statements.

                                                                       9 -------

                          STATE FARM GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
INVESTMENT INCOME:
  Dividends                               $ 29,997,754   24,033,712
  Interest                                   3,413,231    5,877,994
                                          ------------  -----------
                                            33,410,985   29,911,706
  Less: foreign withholding taxes              297,805      205,192
                                          ------------  -----------
  Total investment income                   33,113,180   29,706,514
EXPENSES:
  Investment advisory and management
    fees                                     2,221,492    1,705,166
  Professional fees                             55,382       37,364
  ICI dues                                      44,841       48,215
  Registration fees                             61,281       65,847
  Fidelity bond expense                          8,367        6,932
  Directors' fees                               16,259        9,900
  Reports to shareowners                        21,287       19,799
  Security evaluation fees                       3,237        3,463
  Franchise taxes                               17,495       15,568
  Custodian fees                                26,161       23,607
  Proxy and related expense                     31,777           --
  Other                                         10,745           --
                                          ------------  -----------
  Total expenses                             2,518,324    1,935,861
                                          ------------  -----------
Net investment income                       30,594,856   27,770,653
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                              2,197,936   52,537,716
  Change in net unrealized appreciation    306,511,650  270,232,368
                                          ------------  -----------
Net realized and unrealized gain on
  investments                              308,709,586  322,770,084
                                          ------------  -----------
Net change in net assets resulting from
  operations                              $339,304,442  350,540,737
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

---------
      10

                          STATE FARM GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED NOVEMBER 30,
                                          -----------------------------
                                               1998           1997
                                          --------------  -------------
FROM OPERATIONS:
  Net investment income                   $   30,594,856     27,770,653
  Net realized gain on sales of
    investments                                2,197,936     52,537,716
  Change in net unrealized appreciation      306,511,650    270,232,368
                                          --------------  -------------
Net change in net assets resulting from
  operations                                 339,304,442    350,540,737
Undistributed net investment income
  included in price of shares issued and
  redeemed                                       789,317      1,240,326
DISTRIBUTION TO SHAREOWNERS FROM:
  Net investment income (per share $.64
    in 1998, and $.61 in 1997)               (31,134,862)   (25,616,492)
  Net realized gain (per share $1.13 in
    1998, and $2.31 in 1997)                 (52,131,683)   (90,788,938)
                                          --------------  -------------
Total distributions to shareowners           (83,266,545)  (116,405,430)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                  334,952,191    252,636,657
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                             80,862,911    113,414,471
                                          --------------  -------------
                                             415,815,102    366,051,128
  Less payments for shares redeemed          208,248,185    143,241,394
                                          --------------  -------------
Net increase in net assets from Fund
  share transactions                         207,566,917    222,809,734
                                          --------------  -------------
Total increase in net assets                 464,394,131    458,185,367
                                          --------------  -------------
NET ASSETS:
  Beginning of year                        1,821,094,621  1,362,909,254
                                          --------------  -------------
  End of year (including undistributed
    net investment income of $19,696,302
    in 1998, and $19,446,991 in 1997)     $2,285,488,752  1,821,094,621
                                          --------------  -------------
                                          --------------  -------------

                See accompanying notes to financial statements.

                                                                       11-------

                          STATE FARM GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                  YEAR ENDED NOVEMBER 30,
                         ---------------------------------------------------------------------------------------------------------
                           1998        1997        1996        1995       1994      1993      1992      1991      1990      1989
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
Net asset value,
  beginning of year      $   39.48       34.55       29.40       22.63     22.21     23.05     20.33     16.77     16.90     13.34
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income       0.61        0.62        0.63        0.50      0.44      0.45      0.43      0.42      0.47      0.41
  Net gain or loss on
    investments (both
    realized and
    unrealized)               6.33        7.23        5.17        6.97      0.43     (0.60)     2.70      4.32      0.26      3.57
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
  Total from investment
    operations                6.94        7.85        5.80        7.47      0.87     (0.15)     3.13      4.74      0.73      3.98
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income      (0.64)      (0.61)      (0.53)      (0.52)    (0.45)    (0.45)    (0.41)    (0.54)    (0.40)    (0.42)
  Capital gains              (1.13)      (2.31)      (0.12)      (0.18)       --     (0.24)       --     (0.64)    (0.46)       --
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
  Total distributions        (1.77)      (2.92)      (0.65)      (0.70)    (0.45)    (0.69)    (0.41)    (1.18)    (0.86)    (0.42)
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year                   $   44.65       39.48       34.55       29.40     22.63     22.21     23.05     20.33     16.77     16.90
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
                         ---------   ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
TOTAL RETURN                 18.17%      24.80%      20.09%      33.67%     4.02%    (0.65)%   15.42%    29.79%     4.27%    30.51%
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of year
  (millions)             $ 2,285.5     1,821.1     1,362.9     1,068.6     771.7     725.1     696.1     558.4     414.3     383.0
Ratio of expenses to
  average net assets          0.12%       0.12%       0.13%       0.14%(a)    0.14%    0.14%    0.16%     0.19%     0.21%     0.21%
Ratio of net investment
  income to average net
  assets                      1.47%       1.78%       1.88%       1.95%     2.00%     2.05%     1.99%     2.22%     2.84%     2.69%
Portfolio turnover rate          1%          6%         16%          3%        3%        2%        2%        1%       16%        9%

----------

(a)  The ratio based on net custodian expenses would have been .13% in 1995.

---------
      12

                         STATE FARM BALANCED FUND, INC.

Dear Shareowner:

The U.S. stock market has generated strong results over your Fund's 1998 fiscal year. The S&P 500 Index produced a total return of 23.7% for the twelve months ended November 30, 1998. The Balanced Fund, which has approximately two-thirds of its assets invested in common stocks, achieved a total return of 12.7% for the same period. Returns earned by U.S. common stocks have been extraordinary over the past four years. In our opinion, returns of this magnitude are not sustainable over long periods of time.

The portion of your Fund that is not invested in common stocks holds high quality fixed income securities. Values of the fixed-income securities increased nicely over the year while interest rates declined. However, bond prices did not improve as much as stock prices, and, as to be expected in periods of robust equity markets, the total return of the entire Fund was pulled down by results of its fixed income portfolio.

During 1998 and over the four year period from 1995-98, the return of the S&P 500 has been generated by an increasingly narrow group of stocks. Over the four year period from 1995-98, over 50% of the total return of the S&P 500 Index was generated by only 20 stocks. In 1998, over 50% of the total return of the S&P 500 Index was generated by only ten stocks.

The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 Index and Lehman Brothers Intermediate Treasury Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                      BALANCED FUND     S&P 500*
1988                                                                          $10,000     $10,000
1989                                                                          $12,509     $13,078
1990                                                                          $13,546     $12,617
1991                                                                          $17,757     $15,186
1992                                                                          $20,497     $17,985
1993                                                                          $21,094     $19,797
1994                                                                          $21,933     $20,010
1995                                                                          $27,752     $27,395
1996                                                                          $32,131     $35,026
1997                                                                          $37,700     $45,023
1998                                                                          $42,494     $55,679
Fund's Average Annual Total Return
1 YEAR                                                                         5 YEAR     10 YEAR
12.72%                                                                         15.04%      15.57%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                        LEHMAN BROTHERS INTERMEDIATE TREASURY**
1988                                                                                                       $10,000
1989                                                                                                       $11,246
1990                                                                                                       $12,175
1991                                                                                                       $13,743
1992                                                                                                       $14,868
1993                                                                                                       $16,235
1994                                                                                                       $15,961
1995                                                                                                       $18,137
1996                                                                                                       $19,153
1997                                                                                                       $20,348
1998                                                                                                       $21,812
Fund's Average Annual Total Return
1 YEAR
12.72%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 * The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

**The Lehman Brothers Intermediate Treasury Index contains approximately 130
  U.S. Treasury securities with maturities ranging from one to ten years.

The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses.

The Balanced Fund's common stock holdings of drug and medical device firms and telecommunications companies performed quite well over the past year. Results produced by the Fund's investments in firms which produce commodities were below those of the overall market.

The general composition of your Fund's common stock portfolio has changed some over the last twelve months. Most transactions during the year were oriented towards either further diversifying the portfolio or adding investments in certain areas. Positions were initiated or increased in consumer product firms, banks, oil and gas companies, telecommunications and telecommunications equipment companies, chemical firms, and electronic manufacturing firms.

U.S. Treasury bonds continue to dominate the fixed-income portfolio of the Fund. However, a few good quality corporate bonds were added to the portfolio recently when their yields appeared attractive compared to those available on U.S. Treasury securities. The overall

                                                                       13-------

                         STATE FARM BALANCED FUND, INC.
maturity structure of fixed-income investments has not changed much over the course of the year. The average weighted maturity of long-term obligations stands at approximately 5.2 years down slightly from 5.3 years a year ago. Maturities or likely calls are spread mostly over the next ten years.

Common stock prices declined approximately 20% in the late summer and fall as a result of widespread turmoil in the capital markets of the developing world. Increasingly, the global linkage of financial markets causes regional turmoil to be reflected worldwide. The U.S. stock market has recovered fully in recent months.

While uncertainty always prevails in financial markets, this is a particularly uncertain time. It is apparent that approximately 40% of the world economy is either stagnant or in recession, concentrated primarily in Japan and the emerging countries. Disinflationary forces have caused widespread commodity price weakness and have limited significantly the capability of firms to increase prices. Several well managed firms with strong global positions in their businesses are reporting weaker than expected results. Even though near term uncertainty exists, in our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Balanced Fund. Such an investment program should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. We strive to invest the Fund's assets in good quality bonds and common stocks of growing companies with fine managements and are confident that these investments will produce satisfactory long-term results. Risk is managed, but not eliminated, through broad diversification in globally competitive firms in essential businesses.

The directors have declared a capital gains distribution of $.0225 per Balanced Fund share which was paid on December 21, 1998. A semi-annual income dividend of $.73 per share was also paid on December 21, 1998. Both were used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,

                       [SIG]                                           [SIG]
                 Paul N. Eckley                                    Kurt G. Moser
                 Vice President                                    Vice President

---------
      14

                         STATE FARM BALANCED FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

  SHARES                                                                         VALUE
-----------                                                                   ------------
COMMON STOCKS (65.8%)
AGRICULTURE, FOODS, & BEVERAGE (5.3%)
    812,494   Archer-Daniels-Midland Company                                  $ 14,929,577
     26,000   Campbell Soup Company                                              1,485,250
    310,000   Kellogg Company                                                   11,353,750
     81,000   Pioneer Hi-Bred International                                      2,424,937
     29,000   Sara Lee Corp.                                                     1,692,875
    190,000   The Coca-Cola Company                                             13,311,875
     25,600   Unilever NV                                                        1,979,200
              Vlasic Foods International
      2,600     Inc. (a)                                                            56,225
                                                                              ------------
                                                                                47,233,689
                                                                              ------------

BANKS (6.3%)
     48,666   ABN Amro Holding NV                                                1,004,737
     34,875   AmSouth Bancorporation                                             1,473,469
    184,100   Bank One Corporation                                               9,446,631
     25,650   First Security Corporation                                           516,206
     12,300   First Virginia Banks Inc.                                            551,962
     17,700   Golden West Financial                                              1,675,969
     38,400   J P Morgan & Co. Inc.                                              4,104,000
      1,900   M&T Bank Corp.                                                       947,150
     20,500   Northern Trust Co.                                                 1,655,375
              Pacific Century Financial
    180,960     Corp.                                                            3,868,020
    166,924   Popular Inc.                                                       4,965,989
     99,000   Southtrust Corp.                                                   3,638,250
     21,400   Suntrust Banks Inc.                                                1,493,987
     17,600   TCF Financial                                                        425,700
     19,251   U.S. Bancorp                                                         708,677
     75,700   Wachovia Corporation                                               6,609,556
    373,800   Wells Fargo                                                       13,456,800
                                                                              ------------
                                                                                56,542,478
                                                                              ------------

BUILDING MATERIALS & CONSTRUCTION (.7%)
     53,400   Vulcan Materials Company                                           6,695,025
                                                                              ------------

CHEMICALS (4.6%)
    230,000   Air Products & Chemicals Inc.                                      8,768,750
     23,000   Dow Chemical                                                       2,239,625
     63,000   E.I. du Pont de Nemours & Co.                                      3,701,250
    141,400   Great Lakes Chemical Corp.                                         5,647,162
              International Flavors &
    120,000     Fragrances                                                       5,025,000
     11,800   Praxair Inc.                                                         450,612
    220,000   Raychem Corporation                                                7,493,750
    245,500   Sigma-Aldrich Corporation                                          7,886,687
                                                                              ------------
                                                                                41,212,836
                                                                              ------------
COMMERCIAL SERVICE/SUPPLY (.1%)
      9,900   FDX Corp. (a)                                                        642,262
                                                                              ------------
COMPUTER SOFTWARE AND SERVICES (.9%)
      8,800   Electronic Data Systems Corp.                                        343,200
     63,000   Microsoft Corporation (a)                                          7,686,000
                                                                              ------------
                                                                                 8,029,200
                                                                              ------------

                                                                       15-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                                         VALUE
-----------                                                                   ------------
COMPUTERS (3.9%)
    377,000   Hewlett-Packard Company                                         $ 23,656,750
              International Business
     68,600     Machines Corp.                                                  11,319,000
                                                                              ------------
                                                                                34,975,750
                                                                              ------------
CONSUMER & MARKETING (3.5%)
    160,000   Hon Industries Inc.                                                3,800,000
     27,100   Jostens Inc.                                                         635,156
     16,900   McDonald's Corporation                                             1,184,056
     68,000   Procter & Gamble Co.                                               5,958,500
    172,800   Rubbermaid Incorporated                                            5,713,200
     17,800   Steelcase Inc.                                                       317,062
    300,000   The Gillette Company                                              13,781,250
                                                                              ------------
                                                                                31,389,224
                                                                              ------------
ELECTRONIC/ELECTRICAL MFG. (3.6%)
     10,100   Diebold Inc.                                                         347,188
     31,200   Emerson Electric Co.                                               2,028,000
    159,900   General Electric Company                                          14,470,950
    125,700   Intel Corporation                                                 13,528,463
     20,400   Linear Technology Corp.                                            1,429,275
                                                                              ------------
                                                                                31,803,876
                                                                              ------------
FINANCIAL SERVICES (.5%)
      9,900   Finova Group Inc.                                                    522,844
    160,650   MBNA Corporation                                                   3,644,747
                                                                              ------------
                                                                                 4,167,591
                                                                              ------------
HEALTH CARE (12.0%)
     38,700   Allergan Inc.                                                      2,355,863
    400,851   Ballard Medical Products                                           8,718,509
    405,000   Biomet Inc.                                                       15,491,250
     31,025   Covance Inc. (a)                                                     775,625
    212,000   Eli Lilly & Co.                                                   19,013,750
    198,000   Johnson & Johnson                                                 16,087,500
     10,800   Medtronic Inc.                                                       731,025
     50,000   Merck & Co. Inc.                                                   7,743,750
    320,000   Pfizer Inc.                                                       35,720,000
     15,512   Quest Diagnostics Inc. (a)                                           277,277
                                                                              ------------
                                                                               106,914,549
                                                                              ------------
MACHINERY & MANUFACTURING (2.0%)
     34,600   Allied Signal Inc.                                                 1,522,400
    100,000   Caterpillar Inc.                                                   4,943,750
    124,100   Corning Incorporated                                               4,979,513
     14,700   Deere & Company                                                      513,581
     20,000   Illinois Tool Works                                                1,271,250
              Minnesota Mining &
     47,700     Manufacturing                                                    3,830,906
     84,375   Osmonics Inc. (a)                                                    885,938
                                                                              ------------
                                                                                17,947,338
                                                                              ------------

---------
      16

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

  SHARES                                                                         VALUE
-----------                                                                   ------------
MEDIA & BROADCASTING (5.0%)
     42,000   Lee Enterprises                                                 $  1,176,000
     42,000   Lee Enterprises (Class B)                                          1,176,000
    173,333   Reuters Group PLC ADR                                              9,966,648
    993,495   The Walt Disney Company                                           31,978,120
                                                                              ------------
                                                                                44,296,768
                                                                              ------------
MINING & METALS (1.1%)
     29,200   Newmont Mining Corp.                                                 580,350
    160,000   Nucor Corporation                                                  6,720,000
     50,000   Rio Tinto PLC ADR                                                  2,400,000
     18,750   Steel Dynamics Inc. (a)                                              255,469
                                                                              ------------
                                                                                 9,955,819
                                                                              ------------
OIL, GAS, & OTHER ENERGY (5.2%)
     68,000   Amoco Corp.                                                        4,007,750
    144,000   Chevron Corporation                                               12,042,000
    152,000   Exxon Corporation                                                 11,409,500
    180,000   KN Energy Inc.                                                     7,875,000
     65,220   Pennzoil Company                                                   2,421,293
    188,700   Royal Dutch Petroleum Company                                      8,868,900
                                                                              ------------
                                                                                46,624,443
                                                                              ------------
RETAILERS (.4%)
     47,000   Wal-Mart Stores Inc.                                               3,539,688
                                                                              ------------
TELECOM & TELECOM EQUIPMENT (9.3%)
              ADC Telecommunications Inc.
    258,200     (a)                                                              7,713,725
              Airtouch Communications Inc.
     24,000     (a)                                                              1,372,500
     64,000   Ameritech Corp.                                                    3,464,000
    170,000   AT&T Corp.                                                        10,593,125
     83,000   Deutsche Telekom ADR                                               2,349,938
    136,000   LM Ericsson Telephone Co. ADR                                      3,757,000
    110,188   Lucent Technologies Inc.                                           9,483,055
    324,657   MCI Worldcom Inc. (a)                                             19,154,763
     64,000   Motorola Inc.                                                      3,968,000
              Nextlink Communication (Class
     14,900     A) (a)                                                             450,725
     44,600   Northern Telecom Ltd.                                              2,082,263
    385,800   SBC Communications                                                18,494,288
                                                                              ------------
                                                                                82,883,382
                                                                              ------------
UTILITIES & ENERGY (1.4%)
     20,800   CMS Energy Corporation                                             1,014,000
     36,000   Duke Energy Corp.                                                  2,252,250
     25,200   FPL Group Inc.                                                     1,543,500
     85,000   Pacificorp                                                         1,593,750
     80,000   Southern Co.                                                       2,360,000
     47,300   Teco Energy Inc.                                                   1,271,188
              Texas Utilities Co. Holding
     28,000     Co.                                                              1,247,750
     30,200   The AES Corp. (a)                                                  1,381,650
                                                                              ------------
                                                                                12,664,088
                                                                              ------------
TOTAL COMMON STOCKS
  (cost $248,178,937)                                                          587,518,006
                                                                              ------------

                                                                       17-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

 PRINCIPAL                                    COUPON         MATURITY
  AMOUNT                                       RATE            DATE              VALUE
-----------                                   -------   -------------------   ------------
CORPORATE BONDS (1.5%)
AGRICULTURE, FOODS, & BEVERAGE (.3%)
 $2,950,000   Archer-Daniels-Midland Company   5.870%   November 15, 2010     $  2,875,778
                                                                              ------------
CONSUMER & MARKETING (.6%)
  5,000,000   Avery Dennison                   5.900%   December 1, 2008         5,000,000
                                                                              ------------
TELECOM & TELECOM EQUIPMENT (.6%)
  5,000,000   US West Communications           5.625%   November 15, 2008        5,034,300
                                                                              ------------
TOTAL CORPORATE BONDS
  (cost $12,887,460)                                                            12,910,078
                                                                              ------------
LONG-TERM U.S. TREASURY OBLIGATIONS (26.7%)
    625,000   U.S. Treasury Bonds             13.125%   May 15, 2001               747,319
    680,000   U.S. Treasury Bonds             13.375%   August 15, 2001            830,375
              U.S. Treasury Bonds (principal
  5,000,000     only)                         14.250%   February 15, 2002        6,409,700
  2,570,000   U.S. Treasury Bonds             11.625%   November 15, 2002        3,202,991
  3,000,000   U.S. Treasury Bonds             10.750%   May 15, 2003             3,717,450
  5,500,000   U.S. Treasury Bonds             11.875%   November 15, 2003        7,207,585
  1,500,000   U.S. Treasury Bonds             11.625%   November 15, 2004        2,025,975
  1,785,000   U.S. Treasury Bonds              8.250%   May 15, 2005             1,870,251
  4,800,000   U.S. Treasury Bonds             10.750%   August 15, 2005          6,417,504
 11,500,000   U.S. Treasury Bonds              9.375%   February 15, 2006       14,695,045
  1,000,000   U.S. Treasury Bonds             10.375%   November 15, 2009        1,281,920
  7,000,000   U.S. Treasury Bonds             10.000%   May 15, 2010             8,952,720
  3,000,000   U.S. Treasury Notes              8.875%   February 15, 1999        3,025,530
  2,000,000   U.S. Treasury Notes              7.000%   April 15, 1999           2,017,220
  2,000,000   U.S. Treasury Notes              9.125%   May 15, 1999             2,039,480
  3,000,000   U.S. Treasury Notes              6.375%   July 15, 1999            3,030,450
  3,000,000   U.S. Treasury Notes              7.125%   September 30, 1999       3,058,680
  1,500,000   U.S. Treasury Notes              6.000%   October 15, 1999         1,516,815
  2,500,000   U.S. Treasury Notes              7.875%   November 15, 1999        2,574,250
  3,000,000   U.S. Treasury Notes              6.375%   January 15, 2000         3,054,870
  2,000,000   U.S. Treasury Notes              8.500%   February 15, 2000        2,088,780
  3,000,000   U.S. Treasury Notes              6.875%   March 31, 2000           3,084,810
  3,000,000   U.S. Treasury Notes              5.500%   April 15, 2000           3,033,750
  5,000,000   U.S. Treasury Notes              6.250%   May 31, 2000             5,115,150
  3,000,000   U.S. Treasury Notes              8.750%   August 15, 2000          3,199,530
  3,000,000   U.S. Treasury Notes              8.500%   November 15, 2000        3,215,460
  4,200,000   U.S. Treasury Notes              7.750%   February 15, 2001        4,473,420
  5,000,000   U.S. Treasury Notes              6.375%   March 31, 2001           5,191,350
  2,000,000   U.S. Treasury Notes              8.000%   May 15, 2001             2,155,360
  4,000,000   U.S. Treasury Notes              7.875%   August 15, 2001          4,327,000
  5,500,000   U.S. Treasury Notes              7.500%   November 15, 2001        5,932,135
  2,000,000   U.S. Treasury Notes              7.500%   May 15, 2002             2,180,140
  5,000,000   U.S. Treasury Notes              6.000%   July 31, 2002            5,227,750
  7,500,000   U.S. Treasury Notes              6.375%   August 15, 2002          7,933,875
  5,000,000   U.S. Treasury Notes              6.250%   February 15, 2003        5,299,400
  9,000,000   U.S. Treasury Notes              5.750%   August 15, 2003          9,412,830
  9,000,000   U.S. Treasury Notes              5.875%   February 15, 2004        9,532,260
  9,000,000   U.S. Treasury Notes              7.250%   May 15, 2004            10,092,420
  6,000,000   U.S. Treasury Notes              7.250%   August 15, 2004          6,751,740
  5,000,000   U.S. Treasury Notes              7.500%   February 15, 2005        5,730,300
  7,500,000   U.S. Treasury Notes              6.500%   May 15, 2005             8,237,925
  6,000,000   U.S. Treasury Notes              5.875%   November 15, 2005        6,413,460
  6,000,000   U.S. Treasury Notes              6.875%   May 15, 2006             6,775,440

---------
      18

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

 PRINCIPAL                                    COUPON         MATURITY
  AMOUNT                                       RATE            DATE              VALUE
-----------                                   -------   -------------------   ------------
 $3,000,000   U.S. Treasury Notes              7.000%   July 15, 2006         $  3,412,680
  4,000,000   U.S. Treasury Notes              6.500%   October 15, 2006         4,435,120
 10,000,000   U.S. Treasury Notes              6.250%   February 15, 2007       10,972,900
 11,000,000   U.S. Treasury Notes              6.625%   May 15, 2007            12,349,370
  4,000,000   U.S. Treasury Notes              6.125%   August 15, 2007          4,361,120
                                                                              ------------
TOTAL LONG-TERM U.S. TREASURY OBLIGATIONS
  (cost $228,033,881)                                                          238,611,605
                                                                              ------------
SHORT-TERM INVESTMENTS (5.7%)
              Ford Motor Credit Co., 4.88%
 11,695,000     to 5.160%, December, 1998                                       11,697,813
              General Electric Capital
                Corp., 5.350%, December,
 13,625,000     1998                                                            13,627,025
              U.S. Treasury Bills, 3.600% to
                4.760%, December, 1998 to
 26,000,000     February, 1999                                                  25,891,900
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $51,220,941)                                                            51,216,738
                                                                              ------------
TOTAL INVESTMENTS (99.7%)
  (cost $540,321,219)                                                          890,256,427
CASH AND OTHER ASSETS, LESS LIABILITIES (0.3%)                                   2,944,941
                                                                              ------------
NET ASSETS (100.0%)                                                           $893,201,368
                                                                              ------------
                                                                              ------------

Notes:

(a)  Non-income producing security.
(b) At November 30, 1998, net unrealized appreciation of $349,935,208 consisted of gross unrealized appreciation of $355,039,754 and gross unrealized depreciation of $5,104,546 based on cost of $540,321,219 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       19-------

                         STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $540,321,219)                                      $890,256,427
  Cash                                                      339,980
  Receivable for:
    Dividends and interest                $ 4,083,723
    Shares of the Fund sold                   571,633
    Securities sold                        22,912,757
    Sundry                                      4,725    27,572,838
                                          -----------
  Prepaid expenses                                           24,332
                                                       ------------
  Total assets                                          918,193,577
                                                       ------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed             1,079,750
    Securities purchased                   23,625,000
    Other (including $256,675 to
     Manager)                                 287,459
                                          -----------
                                                         24,992,209
                                                       ------------
    Total liabilities                                    24,992,209
                                                       ------------
Net assets applicable to 18,028,260
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                       $893,201,368
                                                       ------------
                                                       ------------
Net asset value, offering price and
  redemption price per share                           $      49.54
                                                       ------------
                                                       ------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                            $518,204,884
  Accumulated net realized gain on sales
    of investments                                          446,940
  Net unrealized appreciation of
    investments                                         349,935,208
  Undistributed net investment income                    24,614,336
                                                       ------------
  Net assets applicable to shares
    outstanding                                        $893,201,368
                                                       ------------
                                                       ------------

                See accompanying notes to financial statements.

---------
      20

                         STATE FARM BALANCED FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                             1998         1997
                                          -----------  -----------
INVESTMENT INCOME:
  Dividends                               $ 9,838,359    7,013,356
  Interest                                 19,172,814   17,286,259
                                          -----------  -----------
                                           29,011,173   24,299,615
  Less: foreign withholding taxes             113,470       83,157
                                          -----------  -----------
  Total investment income                  28,897,703   24,216,458
EXPENSES:
  Investment advisory and management
    fees                                      980,972      829,724
  Professional fees                            33,191       25,413
  ICI dues                                     20,048       21,227
  Registration fees                            20,140       17,826
  Fidelity bond expense                         4,827        4,990
  Directors' fees                               8,129        4,950
  Reports to shareowners                       11,907       12,077
  Security evaluation fees                      4,893        5,475
  Franchise taxes                              17,229       15,667
  Custodian fees                               17,454       22,820
  Proxy and related expense                    14,077           --
  Other                                           140          103
                                          -----------  -----------
  Total expenses                            1,133,007      960,272
                                          -----------  -----------
Net investment income                      27,764,696   23,256,186
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                               446,940   11,354,841
  Change in net unrealized appreciation    70,040,582   77,000,826
                                          -----------  -----------
Net realized and unrealized gain on
  investments                              70,487,522   88,355,667
                                          -----------  -----------
Net change in net assets resulting from
  operations                              $98,252,218  111,611,853
                                          -----------  -----------
                                          -----------  -----------

                See accompanying notes to financial statements.

                                                                       21-------

                         STATE FARM BALANCED FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 27,764,696   23,256,186
  Net realized gain on sales of
    investments                                446,940   11,354,841
  Change in net unrealized appreciation     70,040,582   77,000,826
                                          ------------  -----------
Net change in net assets resulting from
  operations                                98,252,218  111,611,853
Undistributed net investment income
  included in price of shares issued and
  redeemed                                     714,370      728,764
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income (per share $1.54
  in 1998, and $1.47 in 1997)              (26,507,020) (22,824,265)
Net realized gain (per share $.69 in
  1998, and $1.33 in 1997)                 (11,354,841) (19,696,852)
                                          ------------  -----------
Total distributions to shareowners         (37,861,861) (42,521,117)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                143,691,069  107,496,503
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           36,429,240   41,061,305
                                          ------------  -----------
                                           180,120,309  148,557,808
  Less payments for shares redeemed        110,302,865   82,191,577
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        69,817,444   66,366,231
                                          ------------  -----------
Total increase in net assets               130,922,171  136,185,731
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        762,279,197  626,093,466
                                          ------------  -----------
  End of year (including undistributed
    net investment income of $24,614,336
    in 1998, and $22,642,290 in 1997)     $893,201,368  762,279,197
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

---------
      22

                         STATE FARM BALANCED FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                ---------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995        1994      1993      1992      1991      1990      1989
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year                          $ 46.09     42.04     37.76     31.12       30.88     31.24     27.98     22.72     22.27     18.81
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income            1.54      1.40      1.39      1.25        1.03      0.98      0.98      0.94      1.06      0.92
  Net gain or loss on
    investments (both realized
    and unrealized)                4.14      5.45      4.38      6.77        0.17     (0.09)     3.29      5.81      0.74      3.61
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total from investment
    operations                     5.68      6.85      5.77      8.02        1.20      0.89      4.27      6.75      1.80      4.53
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income           (1.54)    (1.47)    (1.30)    (1.19)      (0.89)    (1.01)    (0.89)    (1.03)    (0.92)    (0.86)
  Capital gains                   (0.69)    (1.33)    (0.19)    (0.19)      (0.07)    (0.24)    (0.12)    (0.46)    (0.43)    (0.21)
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total distributions             (2.23)    (2.80)    (1.49)    (1.38)      (0.96)    (1.25)    (1.01)    (1.49)    (1.35)    (1.07)
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, end of year    $ 49.54     46.09     42.04     37.76       31.12     30.88     31.24     27.98     22.72     22.27
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
TOTAL RETURN                      12.72%    17.33%    15.78%    26.53%       3.98%     2.91%    15.43%    31.09%     8.29%    25.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $ 893.2     762.3     626.1     499.7       370.5     327.8     259.7     173.5     108.8      88.7
Ratio of expenses to average
  net assets                       0.14%     0.14%     0.15%     0.17%(a)    0.17%     0.19%     0.22%     0.26%     0.27%     0.29%
Ratio of net investment income
  to average net assets            3.34%     3.42%     3.63%     3.66%       3.36%     3.20%     3.29%     3.66%     4.87%     4.50%
Portfolio turnover rate               2%        6%        9%        6%          4%        4%        4%        1%       10%       10%

----------

(a)  The ratio based on net custodian expenses would have been .16% in 1995.

                                                                       23-------

                         STATE FARM INTERIM FUND, INC.

Dear Shareowner:

Interest rates on good quality bonds have dropped substantially over the course of the Fund's recently completed fiscal year. Yields on the U. S. Treasury securities which dominate the investments of your Fund now stand at levels which are about 125 basis points (a basis point is .01%) lower than those which existed a year ago. Consequently, values of investments held by the Fund have risen, and its net asset value increased 1.3% over the past twelve months. The Fund's total return, which includes the reinvestment of dividends and the change in net asset value, for the year was 8.3%.

The following graph compares a $10,000 investment in the Interim Fund over the last ten years to a theoretical investment of the same amount in the Lehman Brothers 1-5 Year U.S. Treasury Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                           LEHMAN BROTHERS

                                                                       INTERIM FUND     1-5 YEAR TREASURY INDEX*
1988                                                                        $10,000                      $10,000
1989                                                                        $11,180                      $11,133
1990                                                                        $12,106                      $12,111
1991                                                                        $13,497                      $13,598
1992                                                                        $14,455                      $14,599
1993                                                                        $15,577                      $15,564
1994                                                                        $15,442                      $15,467
1995                                                                        $17,277                      $17,322
1996                                                                        $18,217                      $18,312
1997                                                                        $19,304                      $19,420
1998                                                                        $20,906                      $21,011
Fund's Average Annual Total Return
1 YEAR                                                                       5 YEAR                      10 YEAR
8.31%                                                                         6.06%                        7.65%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 * The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 87 U.S. Treasury Securities with maturities ranging from one to five years. In preceding years, performance of the Interim Fund was compared to a Lehman Brothers Intermediate Treasury Index, which contains approximately 130 U.S. Treasury Securities with maturities ranging from one to ten years. The Lehman 1-5 Year Index more closely approximates the weighted average maturity of Interim Fund's portfolio. For the 12 months ended November 30, 1998, the Lehman Intermediate Index showed an increase of 7.2% and the 1-5 Year Index showed an increase of 8.2%, compared to Interim Fund's total return of 8.3% for the same period.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses.

It has been an eventful year in money and capital markets. While interest rates on high quality U. S. bonds have been trending downward significantly, the magnitude of any decline is much less for bonds with lower credit ratings. In fact, contrary to the general falling trend in interest rates, yields have actually risen on bonds carrying ratings below investment grade. These movements display investors' preferences for higher quality assets during times when financial markets across the globe are volatile and the future seems more uncertain. Several aggressive and leveraged entities, such as the well-publicized Long-Term Capital Management hedge fund, have experienced large financial losses because major investment positions were taken with expectations that yields in low quality bonds would move in line with the higher quality issues.

The U. S. economy remains remarkably robust at the macroeconomic level thanks to strength in consumer spending. The strong showing in the consumer sector has been able to offset weakness on the manufacturing side where weak export demand and intense overseas competition are taking their toll. Most economists are expecting the pace of domestic economic growth to slow in coming months as the effects of weakness in several foreign economies spill over more fully to the United States.

Central banks across the developed world have been easing monetary policy in recent months in response to evidence that their economies are slowing. Our Federal Reserve Board has been very prominent in this activity. Its Open Market Committee cut short-term interest rates by a total of 75 basis points through three 25 basis point moves within a seven-week period. Current low levels of inflation

---------
      24

                         STATE FARM INTERIM FUND, INC.
give the Federal Reserve flexibility to do whatever it deems necessary in an attempt to keep our economy growing. While long-term market interest rates have been following the direction of short-term yields recently, that is not always the case. Market interest rates are also influenced heavily by expectations for the economy, inflation and international capital flows.

The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U. S. Treasury issues which mature regularly over the next six years. The weighted average maturity of the portfolio presently stands at three years, which is unchanged from a year ago. The relatively short maturity structure of the portfolio tends to mitigate fluctuations in the Fund's net asset value. The high quality investments provide a dependable flow of dividend income.

As you know the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,

                          [SIG]                                        [SIG]
                 Kurt G. Moser                                   Donald E. Heltner
                 Vice President                                    Vice President

                                                                       25-------

                         STATE FARM INTERIM FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

 PRINCIPAL                                    COUPON         MATURITY
  AMOUNT                                       RATE            DATE              VALUE
-----------                                   -------   -------------------   ------------
LONG-TERM U.S. TREASURY OBLIGATIONS (95.5%)
              U.S. Treasury Bonds (principal
 $4,000,000     only)                         14.250%   February 15, 2002     $  5,127,760
  4,000,000   U.S. Treasury Bonds             11.625%   November 15, 2002        4,985,200
  2,000,000   U.S. Treasury Bonds             10.750%   May 15, 2003             2,478,300
  2,000,000   U.S. Treasury Bonds             11.125%   August 15, 2003          2,531,760
  1,000,000   U.S. Treasury Bonds             11.875%   November 15, 2003        1,310,470
  4,000,000   U.S. Treasury Notes              6.375%   January 15, 1999         4,009,240
  1,000,000   U.S. Treasury Notes              5.875%   March 31, 1999           1,004,360
  3,750,000   U.S. Treasury Notes              7.000%   April 15, 1999           3,782,287
  4,000,000   U.S. Treasury Notes              6.375%   July 15, 1999            4,040,600
  1,000,000   U.S. Treasury Notes              5.750%   September 30, 1999       1,008,580
  4,000,000   U.S. Treasury Notes              6.000%   October 15, 1999         4,044,840
  2,000,000   U.S. Treasury Notes              6.375%   January 15, 2000         2,036,580
  2,000,000   U.S. Treasury Notes              8.500%   February 15, 2000        2,088,780
  1,000,000   U.S. Treasury Notes              6.875%   March 31, 2000           1,028,270
  6,250,000   U.S. Treasury Notes              5.500%   April 15, 2000           6,320,313
  1,000,000   U.S. Treasury Notes              6.750%   April 30, 2000           1,028,280
  1,000,000   U.S. Treasury Notes              8.875%   May 15, 2000             1,058,990
  1,000,000   U.S. Treasury Notes              6.250%   May 31, 2000             1,023,030
  4,000,000   U.S. Treasury Notes              8.750%   August 15, 2000          4,266,040
  3,750,000   U.S. Treasury Notes              8.500%   November 15, 2000        4,019,325
  3,000,000   U.S. Treasury Notes              5.500%   December 31, 2000        3,052,020
  1,000,000   U.S. Treasury Notes              5.250%   January 31, 2001         1,013,180
  4,000,000   U.S. Treasury Notes              7.750%   February 15, 2001        4,260,400
  4,000,000   U.S. Treasury Notes              5.625%   February 28, 2001        4,086,720
  5,000,000   U.S. Treasury Notes              8.000%   May 15, 2001             5,388,400
  4,000,000   U.S. Treasury Notes              7.875%   August 15, 2001          4,327,000
  3,000,000   U.S. Treasury Notes              6.375%   September 30, 2001       3,138,300
  4,000,000   U.S. Treasury Notes              7.500%   November 15, 2001        4,314,280
  4,000,000   U.S. Treasury Notes              7.500%   May 15, 2002             4,360,280
  8,000,000   U.S. Treasury Notes              6.375%   August 15, 2002          8,462,800
  5,000,000   U.S. Treasury Notes              5.750%   November 30, 2002        5,195,800
  6,000,000   U.S. Treasury Notes              6.250%   February 15, 2003        6,359,280
  7,000,000   U.S. Treasury Notes              5.750%   April 30, 2003           7,305,340
  7,000,000   U.S. Treasury Notes              5.750%   August 15, 2003          7,321,090
  3,000,000   U.S. Treasury Notes              5.875%   February 15, 2004        3,177,420
  8,000,000   U.S. Treasury Notes              7.250%   May 15, 2004             8,971,040
  8,000,000   U.S. Treasury Notes              7.875%   November 15, 2004        9,283,520
                                                                              ------------
TOTAL LONG-TERM U.S. TREASURY OBLIGATIONS
  (cost $146,688,555)                                                          147,209,875
                                                                              ------------
SHORT-TERM INVESTMENTS (4.2%)
              Ford Motor Credit Co., 4.880%,
  4,480,000     December, 1998                                                   4,483,647
              U.S. Treasury Bills, 4.410%,
  2,000,000     February, 1999                                                   1,982,320
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $6,465,961)                                                              6,465,967
                                                                              ------------
TOTAL INVESTMENTS (99.7%)
  (cost $153,154,516)                                                          153,675,842
CASH AND OTHER ASSETS, LESS LIABILITIES (0.3%)                                     468,724
                                                                              ------------
NET ASSETS (100.0%)                                                           $154,144,566
                                                                              ------------
                                                                              ------------

Notes:

(a) At November 30, 1998, net unrealized appreciation of $521,326 consisted of gross unrealized appreciation of $2,120,931 and gross unrealized depreciation of $1,599,605 based on cost of $153,154,516 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
      26

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $153,154,516)                                     $153,675,842
  Cash                                                     603,260
  Receivable for:
    Interest                              $1,923,326
    Shares of the Fund sold                   20,000
    Sundry                                     3,544     1,946,870
                                          ----------
  Prepaid expenses                                           8,286
                                                      ------------
  Total assets                                         156,234,258
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       1,581,531
  Payable for:
    Shares of the Fund redeemed              427,582
    Other (including $60,844 to Manager)      80,579
                                          ----------
                                                           508,161
                                                      ------------
    Total liabilities                                    2,089,692
                                                      ------------
Net assets applicable to 15,450,980
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                      $154,144,566
                                                      ------------
                                                      ------------
Net asset value, offering price and
  redemption price per share                          $       9.98
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $156,838,488
  Accumulated net realized loss on sales
    of investments                                      (3,215,248)
  Net unrealized appreciation of
    investments                                            521,326
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $154,144,566
                                                      ------------
                                                      ------------

                See accompanying notes to financial statements.

                                                                       27-------

                         STATE FARM INTERIM FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER
                                                   30,
                                          ----------------------
                                             1998        1997
                                          ----------  ----------
INVESTMENT INCOME:
  Interest                                $8,742,391   7,939,168
EXPENSES:
  Investment advisory and management
    fees                                     199,209     184,551
  Professional fees                           19,501      17,993
  ICI dues                                     3,283       4,053
  Registration fees                           12,266       2,577
  Fidelity bond expense                        2,638       2,912
  Directors' fees                              2,709       1,650
  Reports to shareowners                       2,713       2,207
  Security evaluation fees                     1,862       2,094
  Franchise taxes                             12,547       9,391
  Custodian fees                               6,112      10,745
  Proxy and related expense                    2,950          --
  Other                                          140         122
                                          ----------  ----------
  Total expenses                             265,930     238,295
                                          ----------  ----------
Net investment income                      8,476,461   7,700,873
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                             (994,996)   (922,190)
  Change in net unrealized appreciation
    or depreciation                        2,484,327    (453,800)
                                          ----------  ----------
Net realized and unrealized gain (loss)
  on investments                           1,489,331  (1,375,990)
                                          ----------  ----------
Net change in net assets resulting from
  operations                              $9,965,792   6,324,883
                                          ----------  ----------
                                          ----------  ----------

                See accompanying notes to financial statements.

---------
      28

                         STATE FARM INTERIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $  8,476,461    7,700,873
  Net realized loss on sales of
    investments                               (994,996)    (922,190)
  Change in net unrealized appreciation
    or depreciation                          2,484,327     (453,800)
                                          ------------  -----------
Net change in net assets resulting from
  operations                                 9,965,792    6,324,883
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income (per share $.68
    in 1998, and $.69 in 1997)              (8,476,461)  (7,700,873)
                                          ------------  -----------
Total distributions to shareowners          (8,476,461)  (7,700,873)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                100,294,008   57,531,569
  Reinvestment of ordinary income
    dividends                                7,418,955    7,150,343
                                          ------------  -----------
                                           107,712,963   64,681,912
  Less payments for shares redeemed         67,903,936   58,104,026
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        39,809,027    6,577,886
                                          ------------  -----------
Total increase in net assets                41,298,358    5,201,896
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        112,846,208  107,644,312
                                          ------------  -----------
  End of year                             $154,144,566  112,846,208
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

                                                                       29-------

                         STATE FARM INTERIM FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                  YEAR ENDED NOVEMBER 30,
                           -----------------------------------------------------------------------------------------------------
                            1998      1997      1996      1995        1994        1993      1992      1991      1990      1989
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
Net asset value,
  beginning of year        $  9.85      9.98     10.15      9.72       10.52       10.46     10.50     10.16     10.17      9.86
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income       0.68      0.69      0.70      0.70        0.71        0.74      0.78      0.78      0.82      0.81
  Net gain or loss on
    investments (both
    realized and
    unrealized)               0.13     (0.13)    (0.17)     0.43       (0.80)       0.06     (0.04)     0.34     (0.01)     0.31
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
  Total from investment
    operations                0.81      0.56      0.53      1.13       (0.09)       0.80      0.74      1.12      0.81      1.12
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income      (0.68)    (0.69)    (0.70)    (0.70)      (0.71)      (0.74)    (0.78)    (0.78)    (0.82)    (0.81)
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
  Total distributions        (0.68)    (0.69)    (0.70)    (0.70)      (0.71)      (0.74)    (0.78)    (0.78)    (0.82)    (0.81)
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
Net asset value, end of
  year                     $  9.98      9.85      9.98     10.15        9.72       10.52     10.46     10.50     10.16     10.17
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
                           -------   -------   -------   -------     -------     -------   -------   -------   -------   -------
TOTAL RETURN                  8.31%     5.87%     5.44%    11.91%      (0.85)%      7.82%     7.19%    11.41%     8.27%    11.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)               $ 154.1     112.8     107.6     104.7        94.3       103.7      85.9      66.8      52.7      42.2
Ratio of expenses to
  average net assets          0.21%     0.22%     0.23%(a)    0.25%(a)    0.22%     0.25%     0.27%     0.28%     0.30%     0.31%
Ratio of net investment
  income to average net
  assets                      6.80%     7.03%     7.03%     7.00%       7.00%       7.00%     7.30%     7.65%     8.12%     8.16%
Portfolio turnover rate         14%       15%       17%       17%         15%         15%       15%       14%       14%       17%

----------

(a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

---------
      30

                         STATE FARM MUNICIPAL BOND FUND

Dear Shareowner:

The past year produced a general decline in interest rates on good quality bond issues. Yields on U. S. Treasury securities dropped the most as their issuance lessened and investors showed a preference for the highest quality and most liquid assets. This flight to quality occurred while global stock and currency markets exhibited much volatility; Russia defaulted on its bonds; and hedge funds experienced heavy losses on leveraged bets relating to yield relationships between high and low quality bond issues.

In the midst of all this activity, yields on municipal bonds managed to fall around 30 basis points (a basis point is .01%) over the course of the year which compares to a decrease of more than an 100 basis points on U. S. Treasury securities having similar maturities. Municipal bonds issued for solid governmental purposes are considered good quality investments, but lack the liquidity of U. S. Treasury securities. Furthermore, municipal bonds are most attractive to domestic investors who can benefit from the tax exemption on interest received. Consequently, demand factors for municipal bonds differ markedly from those of U. S. Treasury obligations, and it is not unusual for the two markets to act differently.

Municipal bonds maturing in 20 years now provide yields which are 93-95% of those produced by U. S. Treasury Bonds having comparable maturities. This ratio of yields was around 85% last year at this time and stayed around 80% during most of 1996 and 1997. In addition to heavy demand for U. S. Treasury securities, the change in relative yields is probably mostly attributable to declining demand for municipal bonds by property and casualty companies and some total-return oriented investors in the face of new municipal bond issuance which is up 28% from 1997 levels. In the past, municipal bonds have provided yields this close to those of U. S. Treasury securities only when market participants were concerned that legislation might be enacted which would be detrimental to the tax-advantaged status of municipal bonds.

Prices of the municipal bonds held by your Fund improved over the last twelve months raising the net asset value to $8.55, a 1.3% rise from the $8.43 value which existed at the close of the 1997 fiscal year. The Fund's total return, which includes the reinvestment of dividends and the change in net asset value, for the year was 6.8%.

The following graph compares a $10,000 investment in the Municipal Bond Fund over the last 10 years to a theoretical investment of the same amount in the Lehman Brothers Municipal Bond Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                      MUNICIPAL      LEHMAN BROTHERS

                                                                        BOND FUND     MUNI BOND INDEX*
1988                                                                      $10,000              $10,000
1989                                                                      $11,043              $11,101
1990                                                                      $11,903              $11,956
1991                                                                      $13,002              $13,182
1992                                                                      $14,172              $14,505
1993                                                                      $15,469              $16,113
1994                                                                      $15,072              $15,267
1995                                                                      $17,213              $18,153
1996                                                                      $18,111              $19,220
1997                                                                      $19,152              $20,685
1998                                                                      $20,455              $22,290
Fund's Average Annual Total Return
1 YEAR                                                                     5 YEAR              10 YEAR
6.82%                                                                       5.75%                7.42%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* The Lehman Brothers Municipal Bond Index includes approximately 47,000 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued since December 31, 1990; and have a maturity of at least one year.

The Lehman Brothers Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses.

                                                                       31-------

                         STATE FARM MUNICIPAL BOND FUND

The composition of your Fund's investments has changed very little since our last annual report. Municipal bonds purchased over the past twelve months had maturities ranging from 13-17 years. Good quality bonds dominate the portfolio. About 85% of the long-term assets are rated AA or better, and another 4% are not rated but are considered to be of equivalent quality since those issues are backed by U. S. Treasury securities. The entire portfolio of the Fund falls into the top three rating categories when the aforementioned issues are included at appropriate equivalent ratings. The average weighted maturity of the Fund's portfolio is approximately 7.5 years with all maturities spread out over the next 17 years.

An intermediate maturity structure has been the orientation of the Fund's portfolio for several years. Recent purchases have been providing about 93-95% of the yield available from bonds with long maturities.

As always, we encourage you to view your investment in the Fund as a genuinely long-term commitment and to accept market volatility as an inevitable consequence of owning a municipal bond fund. The high quality investments of the Fund should provide a dependable flow of dividend income through all types of markets.

The Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,

                            [SIG]                                       [SIG]
                 Julian R. Bucher                                   Kurt G. Moser
                  Vice President                                    Vice President

---------
      32

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
LONG-TERM MUNICIPAL BONDS (98.3%)
ALABAMA (1.3%)
 $2,465,000   Limestone County Board of Education,
                Alabama, Capital Outlay Tax Antic
                Warrants, Series 1998                    4.900%   July 1, 2015           Aaa    $  2,458,246
  2,200,000   The Water Works and Sewer Board,
                Birmingham, Alabama, Water and Sewer
                Revenue Bonds, Series 1994               4.750%   January 1, 2005        Aa        2,284,656
                                                                                                ------------
                                                                                                   4,742,902
                                                                                                ------------

ALASKA (1.2%)
  1,505,000   Anchorage, Alaska, General Obligation
                General Purpose Refunding Bonds          4.600%   February 1, 2003       Aaa       1,546,448
  1,500,000   Municipality of Anchorage, Alaska, 1993
                General Obligation Refunding School
                Bonds, Series B                          4.900%   September 1, 2003      Aaa       1,564,410
  1,100,000   Municipality of Anchorage, Alaska, 1994
                General Obligation School Bonds          5.400%   July 1, 2005           Aaa       1,184,392
                                                                                                ------------
                                                                                                   4,295,250
                                                                                                ------------

ARIZONA (6.2%)
  2,340,000   City of Phoenix, Arizona, General
                Obligation Refunding Bonds, Ser. 1993
                A                                        5.300%   July 1, 2006           Aa1       2,534,080
  2,000,000   Deer Valley Unified School District No.
                97 of Maricopa County, Arizona, School
                Improvement Bonds, Project of 1992,
                Series A (1993)                          5.125%   July 1, 2004           Aaa       2,120,820
  1,000,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1990A     7.100%   July 1, 2004           A1        1,154,510
  1,000,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1994A     7.100%   July 1, 2008           A1        1,215,220
  1,200,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1994A     7.000%   July 1, 2009           A1        1,462,860
  2,500,000   Maricopa County, Arizona, Unified School
                District No. 69, Paradise Valley
                School Improvement Bonds, Ser. 1994A     7.000%   July 1, 2010           A1        3,074,675
  4,250,000   Mesa Unified School District No. 4 of
                Maricopa County, Arizona, School
                Improvement Bonds, Project of 1995,
                Series D (1997)                          4.750%   July 1, 2010           Aaa       4,358,332
  1,000,000   Pima County, Arizona, General Obligation
                Refunding Bonds, Ser. 1992               6.300%   July 1, 2002           A1        1,085,060
  2,250,000   Pima County, Arizona, Unified School
                District No. 1, Tucson School
                Improvement Bonds, Ser. 1990 B
                (Prerefunded to 7-1-2000 @ 101)          6.900%   July 1, 2002            A        2,390,535
  3,000,000   Tempe Union High School District No.
                213, Maricopa County, Arizona, School
                Improvement General Obligation Bonds,
                Project of 1989, Ser. 1992B
                (Prerefunded to 7-1-2001 @ 101)          5.875%   July 1, 2002           A+        3,192,060
                                                                                                ------------
                                                                                                  22,588,152
                                                                                                ------------

CALIFORNIA (5.3%)
  3,000,000   City of Los Angeles, California,
                Department of Water and Power,
                Electric Plant Refunding Revenue
                Bonds, Second Issue of 1993              4.800%   November 15, 2004      Aa3       3,153,030
  3,500,000   City of Los Angeles, California,
                Wastewater System Rev. Bonds, Ser.
                1990 B (Prerefunded to 6-1-2000 @ 102)   6.900%   June 1, 2004           Aaa       3,752,420
  2,830,000   Sacramento County, California, Sanitary
                District Financing Authority Revenue
                Bonds, 1995                              5.000%   December 1, 2007       Aa3       3,039,986
  1,500,000   Sacramento County, California, Sanitary
                District Financing Authority Revenue
                Bonds, 1995                              5.000%   December 1, 2008       Aa3       1,600,770
  1,400,000   San Diego County, California, Water
                Authority Water Rev. Certificates of
                Participation, Ser. 1991A                6.000%   May 1, 2001            Aa3       1,482,040
    400,000   State of California, General Obligation
                Veterans Bonds, Series AL                9.600%   April 1, 2001          Aa3         453,856
    400,000   State of California, Variable Purpose
                General Obligation Bonds                 9.000%   April 1, 1999          Aa3         407,996
  3,000,000   State of California, Various Purpose
                General Obligation Bonds                 5.900%   February 1, 2000       Aa3       3,094,020

                                                                       33-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $2,000,000   State of California, Various Purpose
                General Obligation Bonds                 6.000%   October 1, 2006        Aa3    $  2,271,000
                                                                                                ------------
                                                                                                  19,255,118
                                                                                                ------------

COLORADO (3.6%)
  2,000,000   Arapahoe County School District # 6,
                Colorado, Littleton Public Schools
                General Obligation Improvement Bonds,
                Series 1995A                             5.000%   December 1, 2007       Aa2       2,137,480
  2,620,000   Cherry Creek School District No. 5,
                Arapahoe County, Colorado, General
                Obligation Improvement Bonds, Ser.
                1990 (Prerefunded to 12-15-2000 @ 101)   7.000%   December 15, 2003      Aa2       2,825,801
  2,000,000   Jefferson County, Colorado, School
                District No. R-1 General Obligation
                Bonds, Ser. 1992 (Prerefunded to
                12-15-2002 @ 101)                        5.750%   December 15, 2003      Aaa       2,169,020
  2,540,000   Mesa County Valley School District No.
                51, County of Mesa, State of Colorado,
                General Obligation Bonds, Series 1996    5.300%   December 1, 2010       Aaa       2,708,021
  3,135,000   St. Vrain School District # R3-1J,
                Colorado, General Obligation, Ser.
                1997                                     5.000%   December 15, 2012      Aaa       3,234,881
                                                                                                ------------
                                                                                                  13,075,203
                                                                                                ------------

DELAWARE (.7%)
  1,125,000   The State of Delaware, General
                Obligation Bonds, Series 1994B
                (Prerefunded to 12-1-2004 @ 100)         6.000%   December 1, 2011       Aa1       1,248,446
  1,125,000   The State of Delaware, General
                Obligation Bonds, Series 1994B
                (Prerefunded to 12-1-2004 @ 100)         6.000%   December 1, 2012       Aa1       1,248,446
                                                                                                ------------
                                                                                                   2,496,892
                                                                                                ------------

FLORIDA (2.7%)
  2,000,000   Alachua County School District, Alachua
                County, Florida, General Obligation
                Refunding Bonds, Series 1994             4.500%   July 1, 2004           Aaa       2,066,760
  3,000,000   City of Lakeland, Florida, Electric and
                Water Rev., Ser. 1989 (Prerefunded to
                10-1-1999 @ 102)                         6.900%   October 1, 2003        A1        3,151,770
    500,000   Orlando Utilities Commission, Florida,
                Water and Electric Rev., Ser. 1983
                (Escrowed to maturity)                   9.600%   October 1, 1999        Aaa         526,705
  2,000,000   School District of Leon County, Florida,
                General Obligation Refunding Bonds,
                Ser. 1991                                5.850%   July 1, 2001           A1        2,105,860
  2,000,000   State of Florida, State Board of
                Education, Public Education Capital
                Outlay Refunding Bonds, 1995 Series C    5.125%   June 1, 2008           Aa2       2,125,940
                                                                                                ------------
                                                                                                   9,977,035
                                                                                                ------------

GEORGIA (7.8%)
  2,100,000   Cherokee County School Systems, Georgia,
                General Obligation School, Series 1993   4.900%   February 1, 2004       A2        2,194,353
  1,055,000   Columbia County, Georgia, General
                Obligation Bonds (Courthouse/Detention
                Center Projects), Series 1998            4.700%   February 1, 2013       A+        1,045,674
  1,195,000   Columbia County, Georgia, General
                Obligation Bonds (Courthouse/Detention
                Center Projects), Series 1998            4.800%   February 1, 2014       A+        1,188,559
  1,205,000   DeKalb County School District, Georgia,
                General Obligation Refunding Bonds,
                Series 1993                              5.100%   July 1, 2004           Aa        1,277,529
  3,215,000   Forsyth County School District, Georgia,
                General Obligation Bonds, Series 1995
                (Prerefunded to 7-1-2005 @ 102)          5.050%   July 1, 2007           Aaa       3,462,073
  4,000,000   Gwinnett County Water & Sewer Authority,
                Georgia, Revenue Series 1998             5.000%   August 1, 2011         Aaa       4,209,520
  1,500,000   Municipal Electric Authority of Georgia,
                General Power Rev. Bonds, 1993A Series   5.000%   January 1, 2004        A3        1,559,955
  3,590,000   State of Georgia, General Obligation
                Bonds, 1996 C                            6.250%   August 1, 2009         Aaa       4,207,265
  3,000,000   State of Georgia, General Obligation
                Bonds, Series 1994B                      6.250%   April 1, 2012          Aaa       3,528,570
  3,000,000   State of Georgia, General Obligation
                Bonds, Series 1995B                      5.750%   March 1, 2012          Aaa       3,377,460

---------
      34

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $2,000,000   State of Georgia, General Obligation
                Bonds, Series 1995C                      5.700%   July 1, 2011           Aaa    $  2,249,140
                                                                                                ------------
                                                                                                  28,300,098
                                                                                                ------------

HAWAII (2.8%)
  4,000,000   City and County of Honolulu, Hawaii,
                General Obligation Bonds, Series 1996A   5.400%   September 1, 2009      Aaa       4,320,720
  2,200,000   City and County of Honolulu, Hawaii,
                General Obligation Refunding Bonds,
                Ser. 1                                   5.600%   June 1, 2001           Aa2       2,297,812
  3,000,000   State of Hawaii, General Obligation
                Bonds of 1992, Series BW                 6.375%   March 1, 2011          A1        3,500,430
                                                                                                ------------
                                                                                                  10,118,962
                                                                                                ------------

IDAHO (.4%)
  1,540,000   Joint School District No. 2, Ada &
                Canyon Counties, Idaho, General
                Obligation School Bonds, Series 1994     5.000%   July 30, 2004          Aa2       1,627,703
                                                                                                ------------

ILLINOIS (4.8%)
    200,000   Charleston, Illinois, Water Works
                Improvement Bonds                        8.000%   January 1, 2000         A          209,390
  2,025,000   County of DuPage, Illinois, General
                Obligation Refunding Bonds (Alternate
                Rev. Source - Stormwater Project)        5.100%   January 1, 2004        Aaa       2,131,292
  3,785,000   DuPage County Forest Preserve District,
                Illinois, General Obligation, Ser.
                1997                                     4.900%   October 1, 2013        Aaa       3,854,001
  2,500,000   DuPage Water Commission, Illinois,
                General Obligation Water Refunding
                Bonds, Ser. 1992                         5.850%   March 1, 2000          Aaa       2,574,700
  2,000,000   Lake County, Illinois, Forest Preserve
                District General Obligation Refunding
                Bonds, Ser. 1992B                        5.700%   February 1, 2003       Aa2       2,141,400
  4,000,000   State of Illinois, General Obligation
                Bonds, Series September 1996             5.450%   September 1, 2009      Aaa       4,341,200
  2,000,000   State of Illinois, General Obligation
                Refunding Bonds, Series of June 1993     5.000%   June 1, 2003           Aa2       2,090,880
                                                                                                ------------
                                                                                                  17,342,863
                                                                                                ------------

INDIANA (2.4%)
  2,300,000   Indianapolis, Indiana, Local Public
                Improvement Bond Bank Refunding Bonds,
                Series 1993 B                            4.700%   February 15, 2004      Aaa       2,381,673
  2,000,000   Indianapolis, Indiana, Local Public
                Improvement Bond Bank, Series 1993A
                Bonds                                    5.250%   January 10, 2004       Aaa       2,122,040
    900,000   Monroe County Jail, Indiana, First
                Mortgage Refunding Bonds, Series 1993    4.900%   January 1, 2002        A1          927,225
    925,000   Monroe County Jail, Indiana, First
                Mortgage Refunding Bonds, Series 1993    4.900%   July 1, 2002           A1          955,645
  2,125,000   Southwest Allen, Indiana, High School
                Building Corp., 1st Mortgage Refunding
                Bonds, Series 1996B                      4.850%   July 15, 2006          Aaa       2,225,534
                                                                                                ------------
                                                                                                   8,612,117
                                                                                                ------------

IOWA (1.2%)
  2,000,000   City of Des Moines, Iowa, Sewer Rev.
                Bonds, Ser. 1992D                        6.000%   June 1, 2003           Aaa       2,137,620
  2,045,000   City of Iowa City, Johnson County, Iowa,
                Sewer Rev. Bonds                         5.875%   July 1, 2004           Aaa       2,175,348
                                                                                                ------------
                                                                                                   4,312,968
                                                                                                ------------

KANSAS (.1%)
    400,000   Johnson County Water District No. 1,
                Kansas, Water Rev., Ser. 1982A
                (Escrowed to maturity)                  10.250%   August 1, 2002         Aaa         446,416
                                                                                                ------------

LOUISIANA (1.5%)
  5,000,000   State of Louisiana, General Obligation
                Bonds, Series 1997A                      5.375%   April 15, 2011         Aaa       5,354,950
                                                                                                ------------

MARYLAND (3.8%)
  2,000,000   Howard County, Maryland, Consolidated
                Public Improvement Refunding Bonds,
                Ser. 1991B                               5.800%   August 15, 2001        Aaa       2,113,520

                                                                       35-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $5,750,000   Montgomery County, Maryland, General
                Obligation Cons. Pub. Impt., 1998 Ser.
                A                                        4.875%   May 1, 2013            Aaa    $  5,883,917
  2,840,000   Washington Suburban Sanitary District,
                Maryland, General Obligation Bonds
                (Prerefunded to 12-1-1998 @ 102)         7.000%   December 1, 2001       Aaa       2,897,084
  3,000,000   Washington Suburban Sanitary District,
                Maryland, Water Supply Refunding Bonds
                of 1991                                  6.000%   November 1, 1999       Aa1       3,079,920
                                                                                                ------------
                                                                                                  13,974,441
                                                                                                ------------

MICHIGAN (1.8%)
  2,465,000   Clarkston Community Schools, Michigan,
                General Obligation, 1998 Ref.            4.850%   May 1, 2012            Aaa       2,502,172
  3,800,000   Northville Public Schools, Michigan,
                1997 Sch. Bldg. & Site & Ref.            5.100%   May 1, 2011            Aaa       3,952,228
                                                                                                ------------
                                                                                                   6,454,400
                                                                                                ------------

MINNESOTA (5.1%)
  1,885,000   Anoka County, Minnesota, General
                Obligation Capital Improvement
                Refunding Bonds, Ser. 1992C              5.200%   February 1, 2001       A1        1,946,903
  3,000,000   Becker, Minnesota, Pollution Control
                Rev. Refunding Bonds, Ser 1989A,
                (Northern States Power Co. - Sherburne
                Cnty. Gen. Sta. Units 1 & 2 Proj.)       6.800%   April 1, 2007          A1        3,087,270
  1,500,000   County of Ramsey, Minnesota, General
                Obligation Capital Improvement
                Refunding Bonds, Ser. 1992C              5.400%   December 1, 2002       Aaa       1,593,495
  2,300,000   Osseo Area Schools, Minnesota, General
                Obligation Refunding Bonds, Series
                1993                                     4.600%   February 1, 2004       A1        2,375,256
  1,710,000   Southern Minnesota Municipal Power
                Agency, Power Supply System Revenue
                Bonds, Series 1993                       4.600%   January 1, 2004        A2        1,748,047
  3,215,000   State of Minnesota, General Obligation
                State Refunding Bonds                    5.125%   August 1, 2004         Aaa       3,388,481
  1,350,000   Stillwater, Minnesota, Independent
                School District # 834, General
                Obligation School Building Bonds, Ser.
                1991                                     6.250%   February 1, 1999       Aaa       1,357,236
  3,000,000   Wayzata Independent School District
                #284, Minnesota, General Obligation
                School Building Ref., Ser. 1998A         5.000%   February 1, 2012       Aa1       3,106,260
                                                                                                ------------
                                                                                                  18,602,948
                                                                                                ------------

MISSISSIPPI (1.2%)
  2,000,000   City of Jackson, Mississippi, Water and
                Sewer System Rev. Refunding Bonds,
                Series 1993-A                            4.850%   September 1, 2004      Aaa       2,091,920
  2,100,000   Jackson Public School District,
                Mississippi, General Obligation School
                Bonds, Ser. 1992                         5.800%   July 1, 2002           A1        2,239,482
                                                                                                ------------
                                                                                                   4,331,402
                                                                                                ------------

NEBRASKA (4.6%)
  2,850,000   City of Lincoln, Nebraska, Electric
                System Revenue Refunding Bonds, 1993
                Series A                                 4.700%   September 1, 2003      Aa2       2,950,633
  2,000,000   City of Lincoln, Nebraska, Water Revenue
                and Refunding Bonds, Series 1993         4.900%   August 15, 2003        Aa2       2,090,400
  3,000,000   Omaha Public Power District of Nebraska,
                Electric Systems Rev., Ser. A
                (Prerefunded to 2-1-2000 @ 101.5)        6.700%   February 1, 2005       AA        3,158,340
  6,000,000   Omaha Public Power District, Nebraska,
                Electric System Revenue Bonds, 1992
                Series B (Escrowed to maturity)          6.150%   February 1, 2012       Aa2       6,892,260
  1,500,000   Omaha, Nebraska, Public Power District
                Electric System Rev. Bonds, 1993
                Series B                                 5.100%   February 1, 2005       Aa2       1,588,500
                                                                                                ------------
                                                                                                  16,680,133
                                                                                                ------------

NEVADA (.6%)
  2,110,000   State of Nevada, General Obligation
                (Limited Tax) Hoover Uprating
                Refunding Bonds, Ser 1992                6.000%   October 1, 2001        Aa2       2,241,748
                                                                                                ------------

---------
      36

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
NEW MEXICO (.7%)
 $2,500,000   City of Albuquerque, New Mexico, Joint
                Water and Sewer Refunding Rev. Bonds,
                Ser. 1990B                               7.000%   July 1, 2003           Aa3    $  2,676,250
                                                                                                ------------

NEW YORK (.4%)
  1,250,000   State of New York, Power Authority
                General Purpose Bonds, Ser. Z
                (Escrowed to maturity)                   6.000%   January 1, 2001        Aaa       1,309,725
                                                                                                ------------

NORTH CAROLINA (2.5%)
  1,600,000   County of Buncombe, North Carolina,
                Refunding Bonds, Series 1993             5.100%   March 1, 2004          Aa2       1,692,640
  4,000,000   County of Wake, North Carolina, General
                Obligation School Bonds, Series 1997     4.900%   March 1, 2009          Aaa       4,214,280
  1,325,000   Winston-Salem, North Carolina, Water and
                Sewer System Revenue Bonds, Series
                1995B                                    5.000%   June 1, 2007           Aa2       1,413,801
  1,665,000   Winston-Salem, North Carolina, Water and
                Sewer System Revenue Bonds, Series
                1995B                                    5.100%   June 1, 2008           Aa2       1,774,890
                                                                                                ------------
                                                                                                   9,095,611
                                                                                                ------------

NORTH DAKOTA (.6%)
  2,000,000   Fargo, North Dakota, Water Revenue of
                1993 (Escrowed to maturity)              5.000%   January 1, 2004        Aaa       2,098,660
                                                                                                ------------

OHIO (1.9%)
  1,535,000   Columbus, Ohio, Sewer Improvement No. 27
                Refunding Bonds, Ser. 1991               5.900%   February 15, 2002      Aaa       1,638,152
  5,000,000   State of Ohio, Full Faith & Credit
                General Obligation Infrastructure
                Improvement Bonds, Series 1997           5.350%   August 1, 2012         Aa1       5,335,600
                                                                                                ------------
                                                                                                   6,973,752
                                                                                                ------------

OKLAHOMA (1.6%)
  1,500,000   City of Tulsa, Oklahoma, General
                Obligation Refunding Bonds of 1993       5.050%   June 1, 2002           Aa2       1,564,455
  1,050,000   Oklahoma City, Oklahoma, General
                Obligation Bonds, Series 1993            5.150%   May 1, 2003            Aa2       1,105,388
  1,050,000   Oklahoma City, Oklahoma, General
                Obligation Bonds, Series 1993            5.250%   May 1, 2004            Aa2       1,105,262
  2,000,000   Oklahoma City, Oklahoma, General
                Obligation Refunding Bonds, Series
                1993                                     5.300%   August 1, 2005         Aa2       2,148,340
                                                                                                ------------
                                                                                                   5,923,445
                                                                                                ------------

OREGON (1.8%)
  4,000,000   City of Portland, Oregon, Sewer System
                Revenue Bonds, Series 1994A              5.000%   June 1, 2011           Aaa       4,157,200
    150,000   Oregon Veterans' Welfare General
                Obligation Bonds, Ser. LXIV              9.000%   April 1, 1999          Aa2         152,963
  2,000,000   Washington and Clackamas Counties School
                District #23J (Tigard-Tualatin),
                Oregon, General Obligation Bonds,
                Series 1995                              5.550%   June 1, 2011           A1        2,136,400
                                                                                                ------------
                                                                                                   6,446,563
                                                                                                ------------

PENNSYLVANIA (1.2%)
  1,645,000   City of Lancaster, Lancaster County,
                Pennsylvania, General Obligation
                Bonds, Series A of 1998                  4.650%   May 1, 2013            Aaa       1,639,473
  2,695,000   City of Lancaster, Lancaster County,
                Pennsylvania, General Obligation
                Bonds, Series A of 1998                  4.750%   May 1, 2014            Aaa       2,694,892
                                                                                                ------------
                                                                                                   4,334,365
                                                                                                ------------

SOUTH CAROLINA (1.8%)
  1,625,000   Charleston County, South Carolina,
                General Obligation Bonds of 1994 (ULT)   5.400%   June 1, 2005           Aa3       1,756,073
  1,080,000   Charleston, South Carolina, Waterworks
                and Sewer Systems Rev. Refunding
                Bonds, Ser. 1986A (Prerefunded to
                1-1-1999 @ 100.5)                        6.900%   January 1, 2003        A1        1,088,813
  1,700,000   State of South Carolina, General
                Obligation State Highway Bonds, Series
                1995                                     5.100%   August 1, 2008         Aaa       1,821,601

                                                                       37-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
 $1,700,000   State of South Carolina, General
                Obligation State Highway Bonds, Series
                1995                                     5.250%   August 1, 2009         Aaa    $  1,827,211
                                                                                                ------------
                                                                                                   6,493,698
                                                                                                ------------

TENNESSEE (4.1%)
  2,000,000   Nashville & Davidson County, Tennessee,
                Electric System Rev. Bonds, 1992
                Series B                                 5.500%   May 15, 2002           Aa3       2,112,500
  2,000,000   Nashville & Davidson County, Tennessee,
                General Obligation Refunding Bonds of
                1993                                     5.000%   May 15, 2003           Aa2       2,095,880
  1,800,000   Nashville & Davidson County, Tennessee,
                General Obligation Refunding Bonds of
                1993                                     5.000%   May 15, 2005           Aa2       1,903,626
  1,500,000   Nashville & Davidson County, Tennessee,
                Water and Sewer Revenue Refunding
                Bonds, Series 1993                       4.900%   January 1, 2004        Aaa       1,566,435
  4,500,000   Nashville & Davidson County, Tennessee,
                Water and Sewer Revenue Refunding
                Bonds, Series 1996                       5.250%   January 1, 2008        Aaa       4,843,125
  1,200,000   Shelby County, Tennessee, General
                Obligation Refunding Bonds, 1992 Ser.
                B                                        5.200%   March 1, 2001          Aa2       1,241,652
  1,000,000   Williamson County, Tennessee, Public
                Works Refunding Bonds, Ser. 1992         5.650%   March 1, 2002          Aa1       1,058,550
                                                                                                ------------
                                                                                                  14,821,768
                                                                                                ------------

TEXAS (6.4%)
  2,500,000   Austin Independent School District,
                Texas, Unlimited Tax Refunding Bonds,
                Ser. 1991                                6.200%   August 1, 1999         Aaa       2,552,100
  2,355,000   Carrollton-Farmers Branch Independent
                School District (Dallas and Denton
                Counties, Texas) School Building
                Unlimited Tax Bonds, Series 1996         5.200%   February 15, 2008      Aaa       2,489,518
  2,000,000   City of Dallas, Texas, Waterworks and
                Sewer System Rev. Refunding Bonds,
                Series 1993                              4.900%   April 1, 2004          Aa2       2,074,120
  1,840,000   City of Dallas, Texas, Waterworks and
                Sewer System Revenue Bonds, Series
                1994A                                    6.375%   October 1, 2012        Aa2       1,986,390
  1,900,000   Fort Worth Independent School District,
                Texas, School Building Unlimited Tax
                Bonds, Ser. 1989 (Prerefunded to
                2-15-1999 @ 100)                         6.750%   February 15, 2006      AAA       1,914,250
  2,000,000   Harris County, Texas, Road and Refunding
                Bonds, Series 1993                       4.700%   October 1, 2004        Aa2       2,080,780
  1,235,000   San Antonio, Texas, Water System Rev.
                Refunding Bonds, Ser. 1992               5.800%   May 15, 1999           Aaa       1,250,475
    255,000   San Antonio, Texas, Water System Rev.
                Refunding Bonds, Ser. 1992 (Escrowed
                to maturity)                             5.800%   May 15, 1999           Aaa         258,162
  1,000,000   State of Texas, Public Finance Authority
                General Obligation Bonds, Ser 1990A
                (Prerefunded to 10-1-1999 @ 100)         7.000%   October 1, 2000        AA        1,031,890
  1,000,000   State of Texas, Public Finance Authority
                General Obligation Bonds, Ser. 1990A     7.000%   October 1, 1999        Aa2       1,032,180
  3,000,000   State of Texas, Public Finance
                Authority, General Obligation
                Refunding Bonds, Series 1996B            5.400%   October 1, 2008        Aa2       3,236,010
  1,000,000   State of Texas, Veterans' Land Board
                General Obligation Bonds, Ser. 1984      9.000%   December 1, 2000       Aa2       1,053,700
  2,000,000   Texas Public Finance Authority, State of
                Texas, General Obligation Refunding
                Bonds, Ser. 1992A                        5.700%   October 1, 2003        Aa2       2,163,560
                                                                                                ------------
                                                                                                  23,123,135
                                                                                                ------------

UTAH (1.4%)
  2,000,000   Davis County School District, Davis
                County, Utah, General Obligation
                Refunding Bonds, Series 1993A            4.500%   June 1, 2004           Aaa       2,055,920
  2,780,000   Salt Lake County, Utah, General
                Obligation Jail Bonds, Series 1995       5.000%   December 15, 2007      Aaa       2,938,599
                                                                                                ------------
                                                                                                   4,994,519
                                                                                                ------------

VIRGINIA (.5%)
  1,685,000   Hampton Roads Sanitation District,
                Virginia, Wastewater Refunding and
                Capital Improvement Revenue Bonds,
                Series 1993                              4.700%   October 1, 2004        Aa        1,753,057
                                                                                                ------------

---------
      38

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

                                                                                        RATING
                                                                                        (MOODY'S
 PRINCIPAL                                              COUPON         MATURITY          OR
  AMOUNT                                                 RATE            DATE           S&P)       VALUE
-----------                                             -------   -------------------   -----   ------------
WASHINGTON (8.3%)
 $2,000,000   City of Seattle, Washington, Unlimited
                Tax General Obligation Refunding Bonds
                of 1993                                  4.800%   December 1, 2004       Aaa    $  2,066,860
  2,000,000   City of Vancouver, Washington, Water and
                Sewer Revenue Refunding Bonds, 1998      4.600%   June 1, 2013           Aaa       1,977,480
  2,605,000   City of Vancouver, Washington, Water and
                Sewer Revenue Refunding Bonds, 1998      4.650%   June 1, 2014           Aaa       2,569,338
  2,520,000   Federal Way School District No. 210,
                King County, Washington, Unlimited Tax
                General Obligation and Refunding
                Bonds, Series 1993                       5.250%   December 1, 2003       Aaa       2,679,163
  2,500,000   King County, Washington, Health Care
                Capital Improvement Bonds (Harborview
                Project), Ser. 1988 B, (Prerefunded to
                12-1-1998 @ 100)                         7.300%   December 1, 2005       NR        2,500,275
  2,495,000   Seattle, Washington, Water System
                Revenue 1998                             5.000%   October 1, 2013        Aa2       2,562,190
  4,500,000   State of Washington, General Obligation
                Bonds, Series 1993A                      5.750%   October 1, 2012        Aa1       5,054,580
  2,000,000   State of Washington, Motor Vehicle Fuel
                Tax General Obligation Bonds (State
                Route 90), Ser CC-8 (Prerefunded to
                3-1-1999 @ 100)                          7.100%   March 1, 2000          Aaa       2,019,960
  2,600,000   Washington Public Power Supply System
                Nuclear Project No. 1, Rev. Refunding
                Bonds, Ser. 1989A (Prerefunded to
                7-1-1999 @ 102)                          7.500%   July 1, 2007           Aaa       2,716,740
  1,000,000   Washington Public Power Supply System
                Nuclear Project No. 1, Rev. Refunding
                Bonds, Ser. 1990C                        7.700%   July 1, 2002           Aa1       1,123,340
  1,500,000   Washington Public Power Supply System
                Nuclear Project No. 2, Rev. Refunding
                Bonds, Ser. 1990A (Prerefunded to
                7-1-2000 @ 102)                          7.625%   July 1, 2008           Aaa       1,622,985
  1,250,000   Washington Public Power Supply System
                Nuclear Project No. 3, Refunding Rev.
                Bonds, Ser. 1991A                        6.250%   July 1, 2000           Aa1       1,299,400
  2,000,000   Washington Public Power Supply System
                Nuclear Project No. 3, Refunding
                Revenue Bonds, Series 1993C              4.800%   July 1, 2003           Aa1       2,064,680
                                                                                                ------------
                                                                                                  30,256,991
                                                                                                ------------

WEST VIRGINIA (.7%)
  2,540,000   State of West Virginia, State Road
                General Obligation Bonds, Series 1998    5.000%   June 1, 2013           Aaa       2,609,393
                                                                                                ------------

WISCONSIN (4.8%)
  2,180,000   Dane County, Wisconsin, General
                Obligation Refunding Bonds, Series
                1998B                                    4.800%   March 1, 2012          Aaa       2,215,687
  2,220,000   Dane County, Wisconsin, General
                Obligation Refunding Bonds, Series
                1998B                                    4.800%   March 1, 2013          Aaa       2,241,334
  3,500,000   Milwaukee, Wisconsin, Metropolitan
                Sewerage District General Obligation
                Capital Purpose Bonds, Ser. 1990A
                (Escrowed to maturity)                   6.700%   October 1, 2002        Aa1       3,865,505
  2,000,000   State of Wisconsin, General Obligation
                Bonds of 1995, Series A (Prerefunded
                to 5-1-2005 @ 100)                       6.000%   May 1, 2008            Aa2       2,222,020
  2,000,000   State of Wisconsin, General Obligation
                Refunding Bonds of 1993, Series 1        5.300%   November 1, 2003       Aa2       2,128,780
  2,500,000   State of Wisconsin, General Obligation
                Refunding Bonds of 1993, Series 2        5.125%   November 1, 2010       Aa2       2,673,825
  2,000,000   State of Wisconsin, General Obligation
                Refunding Bonds of 1993, Series 3        4.750%   November 1, 2003       Aa2       2,080,820
                                                                                                ------------
                                                                                                  17,427,971
                                                                                                ------------

WYOMING (.5%)
  1,600,000   Natrona County, Wyoming, School District
                No. 1 General Obligation Bonds, Ser
                1994                                     5.450%   July 1, 2006           Aaa       1,707,632
                                                                                                ------------
TOTAL LONG-TERM MUNICIPAL BONDS
  (cost $335,434,953)                                                                            356,878,236
                                                                                                ------------

                                                                       39-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1998

 PRINCIPAL
  AMOUNT                                                                                           VALUE
-----------                                                                                     ------------
SHORT-TERM INVESTMENTS (3.3%)
 $6,180,000   General Motors Acceptance Corp., 4.860%,
                December, 1998                                                                  $  6,185,845
  6,000,000   U.S. Treasury Bills, 3.600% to 4.760%,
                December, 1998 to February, 1999                                                   5,973,340
                                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $12,160,269)                                                                              12,159,185
                                                                                                ------------

TOTAL INVESTMENTS (101.6%)
  (cost $347,595,222)                                                                            369,037,421

LIABILITIES, LESS CASH AND OTHER ASSETS (-1.6%)                                                   (5,945,852)
                                                                                                ------------
NET ASSETS (100.0%)                                                                             $363,091,569
                                                                                                ------------
                                                                                                ------------

Notes:

(a) At November 30, 1998, net unrealized appreciation of $21,442,199 consisted of gross unrealized appreciation of $21,495,741 and gross unrealized depreciation of $53,542 based on cost of $347,595,222 for federal income tax purposes.
(b)  Ratings are unaudited. NR denotes no rating available.

                See accompanying notes to financial statements.

---------
      40

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998

ASSETS
  Investments, at value (cost
    $347,595,222)                                     $369,037,421
  Cash                                                     463,300
  Receivable for:
    Interest                              $5,789,168
    Shares of the Fund sold                   26,800
    Sundry                                     5,316     5,821,284
                                          ----------
  Prepaid expenses                                          15,912
                                                      ------------
  Total assets                                         375,337,917
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       3,110,719
  Payable for:
    Shares of the Fund redeemed            2,207,354
    Securities purchased                   6,795,478
    Other (including $118,027 to
     Manager)                                132,797
                                          ----------
                                                         9,135,629
                                                      ------------
    Total liabilities                                   12,246,348
                                                      ------------
Net assets applicable to 42,443,593
  shares outstanding of
  $1.00 par value common stock
  (100,000,000 shares authorized)                     $363,091,569
                                                      ------------
                                                      ------------
Net asset value, offering price and
  redemption price per share                          $       8.55
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $341,712,231
  Accumulated net realized loss on sales
    of investments                                         (62,861)
  Net unrealized appreciation of
    investments                                         21,442,199
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $363,091,569
                                                      ------------
                                                      ------------

                See accompanying notes to financial statements.

                                                                       41-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          -----------------------
                                             1998         1997
                                          -----------  ----------
INVESTMENT INCOME:
  Taxable interest                        $   548,684     450,856
  Tax-exempt interest                      18,524,272  18,341,212
                                          -----------  ----------
  Total investment income                  19,072,956  18,792,068
EXPENSES:
  Investment advisory and management
    fees                                      425,519     400,859
  Professional fees                            27,144      24,708
  ICI dues                                      9,948      12,133
  Registration fees                             7,226       5,627
  Fidelity bond expense                         3,768       4,158
  Directors' fees                               5,420       3,300
  Reports to shareowners                        3,591       3,204
  Security evaluation fees                     19,711      18,314
  Franchise taxes                              19,353      17,859
  Custodian fees                               10,425      13,387
  Proxy and related expense                     3,710          --
  Other                                           140         113
                                          -----------  ----------
  Total expenses                              535,955     503,662
                                          -----------  ----------
Net investment income                      18,537,001  18,288,406
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                               (62,861)         --
  Change in net unrealized appreciation
    or depreciation                         5,100,703    (222,358)
                                          -----------  ----------
Net realized and unrealized gain (loss)
  on investments                            5,037,842    (222,358)
                                          -----------  ----------
Net change in net assets resulting from
  operations                              $23,574,843  18,066,048
                                          -----------  ----------
                                          -----------  ----------

                See accompanying notes to financial statements.

---------
      42

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1998         1997
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 18,537,001   18,288,406
  Net realized loss on sales of
    investments                                (62,861)          --
  Change in net unrealized appreciation
    or depreciation                          5,100,703     (222,358)
                                          ------------  -----------
  Net change in net assets resulting
    from operations                         23,574,843   18,066,048
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income (per share $.45
    in 1998, and $.47 in 1997)             (18,537,001) (18,288,406)
  Net realized gain (per share $.003 in
    1997)                                           --     (121,825)
                                          ------------  -----------
  Total distributions to shareowners       (18,537,001) (18,410,231)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 38,871,460   27,490,904
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           13,564,060   14,256,886
                                          ------------  -----------
                                            52,435,520   41,747,790
  Less payments for shares redeemed         30,744,422   26,190,599
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        21,691,098   15,557,191
                                          ------------  -----------
Total increase in net assets                26,728,940   15,213,008
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        336,362,629  321,149,621
                                          ------------  -----------
  End of year                             $363,091,569  336,362,629
                                          ------------  -----------
                                          ------------  -----------

                See accompanying notes to financial statements.

                                                                       43-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                ---------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995        1994      1993      1992      1991      1990      1989
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year                          $  8.43      8.44      8.50      7.88        8.59      8.34      8.15      7.98      7.96      7.76
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income            0.45      0.47      0.48      0.48        0.48      0.50      0.53      0.54      0.58      0.58
  Net gain or loss on
    investments (both realized
    and unrealized)                0.12     (0.01)    (0.06)     0.62       (0.69)     0.25      0.19      0.17      0.02      0.20
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total from investment
    operations                     0.57      0.46      0.42      1.10       (0.21)     0.75      0.72      0.71      0.60      0.78
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Net investment income           (0.45)    (0.47)    (0.48)    (0.48)      (0.48)    (0.50)    (0.53)    (0.54)    (0.58)    (0.58)
  Capital gains (a)                  --        --        --        --       (0.02)       --        --        --        --        --
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
  Total distributions              (.45)    (0.47)    (0.48)    (0.48)      (0.50)    (0.50)    (0.53)    (0.54)    (0.58)    (0.58)
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
Net asset value, end of year    $  8.55      8.43      8.44      8.50        7.88      8.59      8.34      8.15      7.98      7.96
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------     -------   -------   -------   -------   -------   -------
TOTAL RETURN                       6.82%     5.68%     5.21%    14.25%      (2.55)%    9.17%     9.05%     9.17%     7.78%    10.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $ 363.1     336.4     321.1     307.4       269.9     276.4     211.3     167.2     132.8     110.0
Ratio of expenses to average
  net assets                       0.15%     0.15%     0.16%     0.17%(b)    0.16%     0.18%     0.19%     0.21%     0.23%     0.25%
Ratio of net investment income
  to average net assets            5.29%     5.61%     5.76%     5.80%       5.80%     5.84%     6.36%     6.75%     7.30%     7.42%
Portfolio turnover rate               6%        6%        6%        7%          8%        5%        4%        2%        8%        7%

----------

(a) Distributions representing less than $.01 were made in 1997, 1996, 1993 and 1992.
(b)  The ratio based on net custodian expenses would have been .16% in 1995.

---------
      44

                            STATE FARM MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The investment objective of the STATE FARM GROWTH FUND, INC. (GROWTH FUND) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in income producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income.

The investment objective of the STATE FARM BALANCED FUND, INC. (BALANCED FUND) is to provide its shareowners income and some long-term growth of both principal and income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

The investment objective of the STATE FARM INTERIM FUND, INC. (INTERIM FUND) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

The investment objective of the STATE FARM MUNICIPAL BOND FUND, INC. (MUNICIPAL BOND FUND) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of long-term Municipal Bonds, including industrial revenue bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Boards of Directors or their delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and original issue discounts on tax-exempt securities in the Municipal Bond Fund are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

SECURITIES PURCHASED ON A 'WHEN-ISSUED' BASIS

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each business day other than weekend and holiday closings, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values for the Growth Fund, Balanced Fund, and Interim Fund are determined as of 3:00 p.m. Bloomington, Illinois time. The net asset value for the Municipal Bond Fund is determined as of 1:00 p.m. Bloomington, Illinois time. The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

                                                                       45-------

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Funds respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

On December 18, 1998, the Growth Fund declared an ordinary income dividend of $.28 per share and a capital gain distribution of $.045 per share to shareowners of record on December 18, 1998 (reinvestment date December 21, 1998).

On December 18, 1998, the Balanced Fund declared an ordinary income dividend of $.73 per share and a capital gain distribution of $.0225 per share to shareowners of record on December 18, 1998 (reinvestment date December 21,
1998).

The accumulated net realized loss on sales of investments at November 30, 1998 for the Interim Fund, amounting to $3,215,248, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows:
$92,150 in 1999, $22,669 in 2000, $162,716 in 2001, $335,277 in 2002, $321,293
in 2003, $363,957 in 2004, $922,190 in 2005, and $994,996 in 2006. A capital loss carryover of $40,572 expired in 1998 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital on the Statement of Assets and Liabilities.

The accumulated net realized loss on sales of investments at November 30, 1998 for the Municipal Bond Fund, amounting to $62,861, is available to offset future taxable gains. If not applied, the capital loss carryover expires in 2006.

EQUALIZATION ACCOUNTING

A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

State Farm Growth Fund, Inc.                        .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Balanced Fund, Inc.                      .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Interim Fund, Inc.                       .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

State Farm Municipal Bond Fund, Inc.                .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

The Manager guarantees that all operating expenses of each Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of each Fund's average net assets annually.

---------
      46

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under the terms of these agreements, the Funds incurred the following fees for the fiscal years ended November 30, 1998 and 1997:

                                             1998       1997
                                          ----------  ---------

State Farm Growth Fund, Inc.              $2,221,492  1,705,166
State Farm Balanced Fund, Inc.               980,972    829,724

State Farm Interim Fund, Inc.                199,209    184,551

State Farm Municipal Bond Fund, Inc.         425,519    400,859

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.
Certain officers and/or directors of each Fund are also officers and/or directors of the Manager. The Funds made no payments to its officers or directors during the fiscal years ended November 30, 1998 and 1997, except for the following directors fees paid to the Funds independent directors:

                                           1998    1997
                                          -------  -----
State Farm Growth Fund, Inc.              $15,300  9,900

State Farm Balanced Fund, Inc.              7,650  4,950
State Farm Interim Fund, Inc.               2,550  1,650
State Farm Municipal Bond Fund, Inc.        5,100  3,300

4. INVESTMENT TRANSACTIONS

Investment transactions (exclusive of short-term instruments, tax free exchanges, and spin-offs) for each of the fiscal years ended November 30, were as follows:

                                              1998         1997
                                          ------------  -----------
STATE FARM GROWTH FUND, INC.

Purchases                                 $309,663,058  132,033,944

Proceeds from sales                         14,874,459   89,316,149
STATE FARM BALANCED FUND, INC.
Purchases                                   92,615,420   69,819,614

Proceeds from sales                         17,698,918   39,223,469
STATE FARM INTERIM FUND, INC.
Purchases                                   52,146,094   25,775,703
Proceeds from sales                         16,756,328   15,750,000
STATE FARM MUNICIPAL BOND FUND, INC.

Purchases                                   48,047,861   28,925,145

Proceeds from sales                         20,915,700   17,572,918

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in each Fund's statement of changes in net assets are in respect of the following number of shares:

                                             1998        1997
                                          ----------  ----------
STATE FARM GROWTH FUND, INC

Shares sold                                8,122,332   7,264,071

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions               2,034,859   3,552,864
                                          ----------  ----------

                                          10,157,191  10,816,935

Less shares redeemed                       5,105,810   4,136,630
                                          ----------  ----------

Net increase in shares outstanding         5,051,381   6,680,305
                                          ----------  ----------
                                          ----------  ----------
STATE FARM BALANCED FUND, INC.

Shares sold                                3,094,918   2,605,702

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions                 785,967   1,017,327
                                          ----------  ----------

                                           3,880,885   3,623,029

Less shares redeemed                       2,390,819   1,979,036
                                          ----------  ----------

Net increase in shares outstanding         1,490,066   1,643,993
                                          ----------  ----------
                                          ----------  ----------
STATE FARM INTERIM FUND, INC.

Shares sold                               10,094,227   5,855,197

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions                 748,608     728,582
                                          ----------  ----------

                                          10,842,835   6,583,779

Less shares redeemed                       6,846,009   5,913,858
                                          ----------  ----------

Net increase in shares outstanding         3,996,826     669,921
                                          ----------  ----------
                                          ----------  ----------
STATE FARM MUNICIPAL BOND FUND, INC.

Shares sold                                4,573,153   3,283,948

Shares issued in reinvestment of
  ordinary income dividends and
  capital gain distributions               1,593,850   1,706,790
                                          ----------  ----------

                                           6,167,003   4,990,738

Less shares redeemed                       3,616,812   3,132,346
                                          ----------  ----------

Net increase in shares outstanding         2,550,191   1,858,392
                                          ----------  ----------
                                          ----------  ----------

                                                                       47-------

                                TAX INFORMATION

STATE FARM GROWTH FUND, INC.

The Fund paid ordinary income dividends of $.33 per share in June 1998 and $.28 per share in December 1998. Of these dividends, 85% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 1998 the Fund made a capital gain distribution of $.045 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

STATE FARM BALANCED FUND, INC.

The Fund paid ordinary income dividends of $.83 per share in June 1998 and $.73 per share in December 1998. Of these dividends, 25% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 1998 the Fund made a capital gain distribution of $.0225 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

STATE FARM INTERIM FUND, INC.

The Fund paid ordinary income dividends in March, June, September, and December. The dividends paid to you will be included on the Form 1099-DIV to be sent in January 1999.

Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

STATE FARM MUNICIPAL BOND FUND, INC.

The Fund paid ordinary income dividends in March, June, September and December. Of those dividends, 97.06% in March, 97.27% in June, 97.42% in September and 96.91% in December are designated as exempt-interest dividends. The taxable portion of the dividends paid to you will be included on the Form 1099-DIV to be sent in January 1999.

Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: The taxable portion of the dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Funds to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code. The tax-exempt status of dividends derived from interest on municipal bonds for federal income tax purposes does not necessarily result in exemption from any state or local income taxes or other taxes.

---------
      48

Bulk Rate
U.S. Postage
Paid
Permit 439
Elk Grove, IL









STATE FARM MUTUAL FUNDS
ONE STATE FARM PLASA, BLOOMINGTON, IL 61710
(309) 766-2029  (800) 447-0740


190-4049-CH01-1999 Printed in U.S.A.